Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates
                                     REVISED

Distribution Date                                                       4/15/98
Collection Period                                                          3/98

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,549,836.80

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $238,582.42

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,311,254.38

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $30.19

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $2.82

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $27.37

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $140,527.62

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $18,882.66

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $121,644.96

           (j)      Scheduled Payments due in such Collection Period                                   $1,744,864.69

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,809,725.19

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $45,318,386.41

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $42,933,375.63

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9473721

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $107,541.68

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,021.23

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.27

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $18,209.68

           (b)      Distributions (to) from Collection Account                                             $5,803.12
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $101.83

           (d)      Ending Payahead Account Balance                                                       $24,114.63

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,440,006.35
                           Spread Account Balance                                                      $6,440,006.35

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($377,447.11)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $11,882.85

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $584,504.89

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                115
                           Aggregate Gross Amount                                                      $1,134,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                162
                           Aggregate Gross Amount                                                      $1,787,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          5.94%

           (b)      Average Delinquency Ratio                                                                  6.49%

           (c)      Cumulative Default Ratio                                                                  15.12%

           (d)      Cumulative Net Loss Ratio                                                                 10.50%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,823,227.05
     Lock Box NSF Items:                                                                                  (61,497.90)
     Transfers from (to) Payahead Account:                                                                 (5,803.12)
     Collection Account Interest                                                                           10,026.71
     Payahead Account Interest                                                                                101.83
     Total Collection Proceeds:                                                                         2,766,054.57
     For Distribution Date:                                                                                  4/15/98
     For Determination Date:                                                                                  4/8/98
     For Collection Period:                                                                                     3/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 45,318,386.41
                                  Principal portion of payments collected (non-prepayments)                              964,805.29
                                  Prepayments in full allocable to principal                                             519,649.00
                           Collections allocable to principal                                           1,484,454.29
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    363,940.17
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,848,394.46

                    Realized Losses                                                                       584,504.89
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    42,885,487.06

           Interest
                           Collections allocable to interest                                              844,919.90
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       72,740.21
                                                                                                  -------------------
                    Total Interest                                                                        917,660.11

     Certificate Information
           Beginning of Period Class A Principal Balance                                               43,052,467.09
           Beginning of Period Class B Principal Balance                                                2,265,919.31

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,817,453.46
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           32,011.04
           Aggregate Payahead Balance                                                                      24,012.80
           Aggregate Payahead Balance for preceding Distribution Date                                      18,209.68
           Interest Earned on Payahead Balances                                                               101.83
           Scheduled Payments due in Collection Period                                                  1,744,864.69
           Scheduled Payments collected in Collection Period                                            1,809,725.19
           Aggregate Amount of Realized Losses for preceding Distribution Date                            584,504.89

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                  Aggregate Gross
                                                                  Amount
                                          # of Receivables    of Receivables
                                       ----------------    --------------
           31 - 59 days delinquent               115        1,134,000.00
           60+ days delinquent                   162        1,787,000.00

     Purchased Receivables                                       Aggregate
                                                               Purchase Amt
                                          # of Receivables    of Receivables
                                                   0                0.00


     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          2,921,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     458,525.85

           Delinquency Ratio for second preceding Determination Date                                           6.47%
           Delinquency Ratio for third preceding Determination Date                                            7.07%

           Cumulative Defaults for preceding Determination Date                                        12,986,920.93

           Cumulative Net Losses for preceding Determination Date                                       8,825,724.38

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,329,374.19
                           Liquidation Proceeds                                                           363,940.17
                           Recoveries                                                                      72,740.21
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,766,054.57

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      964,805.29
                           Prepayments in full allocable to principal                                     519,649.00
                           Principal Balance of Liquidated Receivables                                    948,445.06
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,432,899.35

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,432,899.35
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,311,254.38
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,311,254.38

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          43,052,467.09
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 238,582.42

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,432,899.35
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                121,644.97

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,265,919.31
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         18,882.66

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,766,054.57
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,549,836.80
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                18,882.66
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                121,644.97
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     566.48
                    Standby Servicer distributions                                                          3,021.23
                    Servicer distributions                                                                107,541.68
                    Collateral Agent distributions                                                            566.48
                    Reimbursement Obligations                                                              11,882.85
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                     Use      Source      act distributed  Source
                                                                                     ---      ------      ---------------  ------
(i)      Standby Fee                                                               3,021.23  2,766,054.57     3,021.23 2,766,054.57
         Servicing Fee (2.0%)                                                     75,530.64  2,763,033.34    75,530.64         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)    32,011.04  2,687,502.70    32,011.04         0.00
         Unpaid Standby Fee from prior Collection Periods                              0.00  2,655,491.66         0.00
         Unpaid Servicing Fee from prior Collection Periods                            0.00  2,655,491.66         0.00
(ii)     Transition Expenses to Standby Servicer                                       0.00  2,655,491.66         0.00
(iii)    Trustee Fee                                                                 566.48  2,655,491.66       566.48
         Trustee's out-of-pocket expenses                                              0.00  2,654,925.18         0.00
         Unpaid Trustee Fee from prior Collection Periods                              0.00  2,654,925.18         0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods         0.00  2,654,925.18         0.00
(iv)     Collateral Agent Fee                                                        566.48  2,654,925.18       566.48
         Collateral Agent Expenses                                                     0.00  2,654,358.70         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                    0.00  2,654,358.70         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                0.00  2,654,358.70         0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                   238,582.42  2,654,358.70   238,582.42
         Prior Month(s) Class A Carryover Shortfall                                    0.00  2,415,776.28         0.00
         Class A Interest Carryover Shortfall                                          0.00  2,415,776.28         0.00
         Interest on Interest Carryover from Prior Months                              0.00  2,415,776.28         0.00
         Current Month Class A Interest Carryover Shortfall                            0.00  2,415,776.28         0.00
         Class A Interest Distributable Amount                                   238,582.42  2,415,776.28   238,582.42
(viii)(A)Class B Coupon Interest - Unadjusted                                     18,882.66  2,177,193.86    18,882.66
         Class B Interest Carryover Shortfall - Previous Month(s)                      0.00  2,158,311.20         0.00
         Interest on B Interest Shortfall - Previous Month(s)                          0.00  2,158,311.20         0.00
         Interest on Interest Carryover from Prior Months                              0.00  2,158,311.20         0.00
         Current Month Class B Interest Shortfall                                      0.00  2,158,311.20         0.00
         Adjusted Class B Interest Distributable Amount                           18,882.66  2,158,311.20    18,882.66
(v) (B)  Class A Principal Distributable Amount - Current Month                2,311,254.38  2,139,428.54 2,139,428.54   454,800.19
         Class A Principal Carryover Shortfall - Previous Month(s)                     0.00          0.00         0.00
         Current Month Class A Principal Shortfall                                     0.00          0.00         0.00
         Withdrawl from Spread Account to Cover Shortfall                              0.00
         Class A Principal Distribution Amount                                 2,311,254.38          0.00         0.00         0.00
(vi)     Certificate Insurer Premium                                              11,882.85          0.00         0.00
         Certificate Insurer Premium Supplement                                        0.00          0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                        0.00          0.00         0.00
(vii)    Transition Expenses to successor Servicer                                     0.00          0.00         0.00
         Class B Principal Distributable Amount - Current Month Unadjusted       121,644.97          0.00         0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                     0.00          0.00         0.00
         Current Month Class B Principal Shortfall                               (47,888.58)         0.00   (47,888.58)
         Adjusted Class B Principal Distributable Amount                          73,756.38     47,888.58    47,888.58
         Excess Interest Amount for Deposit in Spread Account                          0.00          0.00         0.00
                                                                                                     0.00         0.00


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               43,052,467.09
                    Class A Principal Distributions                                                     2,311,254.38
           Class A End of Period Principal Balance                                                     40,741,212.71

           Class B Beginning of Period Principal Balance                                                2,265,919.31
                    Class B Principal Distributable Amount                                                 73,756.38
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,192,162.93
                    Withdrawl from Spread Account to Cover B Shortfalls                                    47,888.58
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,144,274.34

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,766,054.57
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   350,278.29
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,415,776.28

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,415,776.28
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    18,882.66
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,396,893.62

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,396,893.62
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,311,254.38
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                          85,639.24

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     85,639.24
     (vi)  Certificate Insurer Premium                                                                     11,882.85
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      73,756.38

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                      73,756.38
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        121,644.97
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                 (47,888.58)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                       (47,888.58)
           Adjusted Amount Remaining for Further Distribution/(Deficiency                                     ) 0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              2,921,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 2,921,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  49,155,904.95
                    Delinquency Ratio                                                                          5.94%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                5.94%
                           Delinquency Ratio for second preceding Determination Date                           6.47%
                           Delinquency Ratio for third preceding Determination Date                            7.07%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.49%       6.49%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                12,986,920.93
                                  Current Period Defaulted Receivables                                    458,525.85
                                                                                                  -------------------
                                  Total                                                                13,445,446.78

                                  Cumulative Defaulted Receivables                                     13,445,446.78
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                  15.12%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         948,445.06

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (436,680.38)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  511,764.68
                                  Cumulative Previous Net Losses                                        8,825,724.38
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 9,337,489.06
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                 10.50%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     34.00
           Weighted Average Annual Percentage Rate                                                            20.38%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      4,293,337.56
                           15% of Outstanding Certificate Balance                                                      6,440,006.35
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     --------------
                    Cap Amount                                                                          6,440,006.35

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,667,022.51
                           Outstanding Certificate Balance                                                            42,933,375.63
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     --------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               6,440,006.35
           Beginning of Period Spread Account Balance                                                   6,817,453.46
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                         (2,524.58)
           Required addition to/(eligible withdrawal from) Spread Account                                (374,922.53)
           Earnings on Spread Account Balance                                                              29,481.95
           Amount of Spread Account deposit (withdrawal)                                                 (404,404.48)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                             47,888.58
           Net Spread Account Withdrawl to Seller                                                        (356,515.90)
           Ending Spread Account Balance                                                                6,440,006.35



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                   CONSUMER PORTFOLIO SERVICES, INC.

          By:
                   -------------------------------------------------------

          Name:                        James L. Stock
                   -------------------------------------------------------
          Title:                       Vice President
                   -------------------------------------------------------

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates
                                     REVISED

Distribution Date                                                       4/15/98
Collection Period                                                          3/98

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,938,693.03

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $291,008.20

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,647,684.83

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $33.58

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.32

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $30.25

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $165,183.67

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $25,831.84

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $139,351.83

           (j)      Scheduled Payments due in such Collection Period                                   $1,935,348.89

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,095,491.65

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $54,864,074.90

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $52,216,390.04

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9517410

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $119,064.46

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,657.60

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.36

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $21,526.38

           (b)      Distributions (to) from Collection Account                                             $5,592.43
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $133.18

           (d)      Ending Payahead Account Balance                                                       $27,251.99

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $5,221,639.00
                           Spread Account Balance                                                      $5,221,639.00

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($275,295.49)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $14,429.68

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $789,537.73

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                147
                           Aggregate Gross Amount                                                      $1,717,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                186
                           Aggregate Gross Amount                                                      $2,362,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.72%

           (b)      Average Delinquency Ratio                                                                  7.23%

           (c)      Cumulative Default Ratio                                                                  13.36%

           (d)      Cumulative Net Loss Ratio                                                                  8.50%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,062,475.98
     Lock Box NSF Items:                                                                                  (50,331.36)
     Transfers from (to) Payahead Account:                                                                 (5,592.43)
     Collection Account Interest                                                                           11,320.76
     Payahead Account Interest                                                                                133.18
     Total Collection Proceeds:                                                                         3,018,006.13
     For Distribution Date:                                                                                  4/15/98
     For Determination Date:                                                                                  4/8/98
     For Collection Period:                                                                                     3/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 54,864,074.90
                                  Principal portion of payments collected (non-prepayments)                            1,129,692.56
                                  Prepayments in full allocable to principal                                             475,311.00
                           Collections allocable to principal                                           1,605,003.56
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    392,495.37
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,997,498.93

                    Realized Losses                                                                       789,537.73
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    52,077,038.24

           Interest
                           Collections allocable to interest                                              965,799.09
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       54,708.11
                                                                                                  -------------------
                    Total Interest                                                                      1,020,507.20

     Certificate Information
           Beginning of Period Class A Principal Balance                                               52,120,871.13
           Beginning of Period Class B Principal Balance                                                2,743,203.74

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,496,934.49
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           27,624.34
           Aggregate Payahead Balance                                                                      27,118.81
           Aggregate Payahead Balance for preceding Distribution Date                                      21,526.38
           Interest Earned on Payahead Balances                                                               133.18
           Scheduled Payments due in Collection Period                                                  1,935,348.89
           Scheduled Payments collected in Collection Period                                            2,095,491.65
           Aggregate Amount of Realized Losses for preceding Distribution Date                            789,537.73

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                  Aggregate Gross
                                                                  Amount
                                          # of Receivables    of Receivables
                                          ----------------    --------------
           31 - 59 days delinquent                 147        1,717,000.00
           60+ days delinquent                     186        2,362,000.00

     Purchased Receivables                                       Aggregate
                                                               Purchase Amt
                                          # of Receivables    of Receivables
                                          ----------------    --------------
                                                     0                0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          4,079,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     535,678.92

           Delinquency Ratio for second preceding Determination Date                                           7.37%
           Delinquency Ratio for third preceding Determination Date                                            7.59%

           Cumulative Defaults for preceding Determination Date                                        11,773,229.12

           Cumulative Net Losses for preceding Determination Date                                       7,100,613.28

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,570,802.65
                           Liquidation Proceeds                                                           392,495.37
                           Recoveries                                                                      54,708.11
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,018,006.13

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,129,692.56
                           Prepayments in full allocable to principal                                     475,311.00
                           Principal Balance of Liquidated Receivables                                  1,182,033.10
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,787,036.66

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,787,036.66
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,647,684.83
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,647,684.83

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          52,120,871.13
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 291,008.20

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,787,036.66
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                139,351.83

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,743,203.74
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         25,831.84

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,018,006.13
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,938,693.03
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                25,831.84
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                139,351.83
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     685.80
                    Standby Servicer distributions                                                          3,657.60
                    Servicer distributions                                                                119,064.46
                    Collateral Agent distributions                                                            685.80
                    Reimbursement Obligations                                                              14,429.68
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                      Use         Source   act distributed  Source
                                                                                      ---         ------   ---------------  ------
(i)      Standby Fee                                                                3,657.60        0.00         0.00
         Servicing Fee (2.0%)                                                      91,440.12        0.00         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)     27,624.34        0.00         0.00
         Unpaid Standby Fee from prior Collection Periods                               0.00        0.00         0.00    139,351.83
         Unpaid Servicing Fee from prior Collection Periods                             0.00        0.00         0.00          0.00
(ii)     Transition Expenses to Standby Servicer                                        0.00        0.00         0.00          0.00
(iii)    Trustee Fee                                                                  685.80        0.00         0.00
         Trustee's out-of-pocket expenses                                               0.00        0.00         0.00
         Unpaid Trustee Fee from prior Collection Periods                               0.00        0.00         0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods          0.00        0.00         0.00
(iv)     Collateral Agent Fee                                                         685.80        0.00         0.00
         Collateral Agent Expenses                                                      0.00        0.00         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                     0.00        0.00         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                 0.00        0.00         0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                    291,008.20        0.00         0.00
         Prior Month(s) Class A Carryover Shortfall                                     0.00        0.00         0.00
         Class A Interest Carryover Shortfall                                           0.00        0.00         0.00
         Interest on Interest Carryover from Prior Months                               0.00        0.00         0.00
         Current Month Class A Interest Carryover Shortfall                             0.00        0.00         0.00
         Class A Interest Distributable Amount                                    291,008.20        0.00         0.00
(viii)(A)Class B Coupon Interest - Unadjusted                                      25,831.84        0.00         0.00
         Class B Interest Carryover Shortfall - Previous Month(s)                       0.00        0.00         0.00    139,351.83
         Interest on B Interest Shortfall - Previous Month(s)                           0.00        0.00         0.00    139,351.83
         Interest on Interest Carryover from Prior Months                               0.00        0.00         0.00
         Current Month Class B Interest Shortfall                                       0.00        0.00         0.00
         Adjusted Class B Interest Distributable Amount                            25,831.84        0.00         0.00
(v) (B)  Class A Principal Distributable Amount - Current Month                 2,647,684.83        0.00         0.00
         Class A Principal Carryover Shortfall - Previous Month(s)                      0.00        0.00         0.00
         Current Month Class A Principal Shortfall                                (70,612.40)       0.00   (70,612.40)
         Withdrawl from Spread Account to Cover Shortfall                          70,612.40
         Class A Principal Distribution Amount                                  2,647,684.83   70,612.40    70,612.40
(vi)     Certificate Insurer Premium                                               14,429.68        0.00         0.00
         Certificate Insurer Premium Supplement                                         0.00        0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                         0.00        0.00         0.00
(vii)    Transition Expenses to successor Servicer                                      0.00        0.00         0.00
         Class B Principal Distributable Amount - Current Month Unadjusted        139,351.83        0.00         0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                      0.00        0.00         0.00
         Current Month Class B Principal Shortfall                               (139,351.83)       0.00  (139,351.83)
         Adjusted Class B Principal Distributable Amount                                0.00  139,351.83         0.00
         Excess Interest Amount for Deposit in Spread Account                     (85,042.08) 139,351.83   (85,042.08)
                                                                                              224,393.91   224,393.91


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               52,120,871.13
                    Class A Principal Distributions                                                     2,647,684.83
           Class A End of Period Principal Balance                                                     49,473,186.30

           Class B Beginning of Period Principal Balance                                                2,743,203.74
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,743,203.74
                    Withdrawl from Spread Account to Cover B Shortfalls                                   139,351.83
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,603,851.91

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,018,006.13
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   415,101.86
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,602,904.27

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,602,904.27
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    25,831.84
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,577,072.43

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,577,072.43
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,647,684.83
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover Shortfall                                                70,612.40
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     14,429.68
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (14,429.68)
           Withdrawl from Spread Account to Cover Deficiency                                               14,429.68
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                      NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                 0.00

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                           0.00
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        139,351.83
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (139,351.83)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (139,351.83)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              4,079,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 4,079,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  60,661,505.32
                    Delinquency Ratio                                                                          6.72%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.72%
                           Delinquency Ratio for second preceding Determination Date                           7.37%
                           Delinquency Ratio for third preceding Determination Date                            7.59%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.23%      7.23%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                11,773,229.12
                                  Current Period Defaulted Receivables                                    535,678.92
                                                                                                  -------------------
                                  Total                                                                12,308,908.04

                                  Cumulative Defaulted Receivables                                     12,308,908.04
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                  13.36%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,182,033.10

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (447,203.48)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  734,829.62
                                  Cumulative Previous Net Losses                                        7,100,613.28
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 7,835,442.90
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  8.50%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     37.89
           Weighted Average Annual Percentage Rate                                                            20.50%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      5,221,639.00
                           15% of Outstanding Certificate Balance                                                      7,832,458.51
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     --------------
                    Cap Amount                                                                          5,221,639.00

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,763,878.99
                           Outstanding Certificate Balance                                                            52,216,390.04
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     --------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               5,221,639.00
           Beginning of Period Spread Account Balance                                                   5,496,934.49
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (85,042.08)
           Transfer (to) from Cross-Collateralized Spread Accounts                                           (524.17)
           Required addition to/(eligible withdrawal from) Spread Account                                (189,729.24)
           Earnings on Spread Account Balance                                                              23,644.73
           Amount of Spread Account deposit (withdrawal)                                                 (213,373.97)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            139,351.83
           Net Spread Account Withdrawl to Seller                                                         (74,022.14)
           Ending Spread Account Balance                                                                5,221,639.00



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.


                   CONSUMER PORTFOLIO SERVICES, INC.

          By:
                   -------------------------------------------------------

          Name:                        James L. Stock
                   -------------------------------------------------------
          Title:                       Vice President
                   -------------------------------------------------------

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates
                                     REVISED

Distribution Date                                                       4/15/98
Collection Period                                                          3/98

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,060,967.97

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $319,347.87

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,741,620.10

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $34.70

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.62

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $31.08

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $171,375.01

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $27,079.21

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $144,295.80

           (j)      Scheduled Payments due in such Collection Period                                   $2,130,437.09

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,226,035.22

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $64,029,647.77

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $61,212,997.79

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9560102

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $140,299.29

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,268.64

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.59

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $23,089.66

           (b)      Distributions (to) from Collection Account                                             $8,083.19
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $144.42

           (d)      Ending Payahead Account Balance                                                       $31,317.27

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,121,299.78
                           Spread Account Balance                                                      $6,121,299.78

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($284,172.48)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $16,941.91

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $750,537.22

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                172
                           Aggregate Gross Amount                                                      $2,231,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                215
                           Aggregate Gross Amount                                                      $2,868,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.11%

           (b)      Average Delinquency Ratio                                                                  7.51%

           (c)      Cumulative Default Ratio                                                                  10.59%

           (d)      Cumulative Net Loss Ratio                                                                  6.76%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,401,989.26
     Lock Box NSF Items:                                                                                  (80,142.75)
     Transfers from (to) Payahead Account:                                                                 (8,083.19)
     Collection Account Interest                                                                           12,279.90
     Payahead Account Interest                                                                                144.42
     Total Collection Proceeds:                                                                         3,326,187.64
     For Distribution Date:                                                                                  4/15/98
     For Determination Date:                                                                                  4/8/98
     For Collection Period:                                                                                     3/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 64,029,647.77
                                  Principal portion of payments collected (non-prepayments)                            1,130,381.31
                                  Prepayments in full allocable to principal                                             537,166.00
                           Collections allocable to principal                                           1,667,547.31
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    467,831.36
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     2,135,378.67

                    Realized Losses                                                                       750,537.22
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    61,143,731.88

           Interest
                           Collections allocable to interest                                            1,095,653.91
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       95,155.06
                                                                                                  -------------------
                    Total Interest                                                                      1,190,808.97

     Certificate Information
           Beginning of Period Class A Principal Balance                                               60,828,165.36
           Beginning of Period Class B Principal Balance                                                3,201,482.41

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,405,472.26
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           33,583.21
           Aggregate Payahead Balance                                                                      31,172.85
           Aggregate Payahead Balance for preceding Distribution Date                                      23,089.66
           Interest Earned on Payahead Balances                                                               144.42
           Scheduled Payments due in Collection Period                                                  2,130,437.09
           Scheduled Payments collected in Collection Period                                            2,226,035.22
           Aggregate Amount of Realized Losses for preceding Distribution Date                            750,537.22

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                 Aggregate Gross
                                                                 Amount
                                         # of Receivables    of Receivables
                                         ----------------    --------------
           31 - 59 days delinquent                172        2,231,000.00
           60+ days delinquent                    215        2,868,000.00

     Purchased Receivables                                      Aggregate
                                                              Purchase Amt
                                         # of Receivables    of Receivables
                                         ----------------    --------------
                                                    0                0.00

     Information for Portfolio Performance Tests
           PrincipalBalance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          5,099,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     591,986.89

           Delinquency Ratio for second preceding Determination Date                                           7.31%
           Delinquency Ratio for third preceding Determination Date                                            8.12%

           Cumulative Defaults for preceding Determination Date                                         9,243,211.78

           Cumulative Net Losses for preceding Determination Date                                       5,618,241.06

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,763,201.22
                           Liquidation Proceeds                                                           467,831.36
                           Recoveries                                                                      95,155.06
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,326,187.64

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,130,381.31
                           Prepayments in full allocable to principal                                     537,166.00
                           Principal Balance of Liquidated Receivables                                  1,218,368.58
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,885,915.89

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,885,915.89
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,741,620.10
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,741,620.10

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          60,828,165.36
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 319,347.87

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,885,915.89
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                144,295.79

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,201,482.41
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         27,079.21

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,326,187.64
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,060,967.97
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                27,079.21
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                144,295.79
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     800.37
                    Standby Servicer distributions                                                          4,268.64
                    Servicer distributions                                                                140,299.29
                    Collateral Agent distributions                                                            800.37
                    Reimbursement Obligations                                                              16,941.91
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                     Use        Source    act distributed  Source
                                                                                     ---        ------    ---------------  ------
(i)      Standby Fee                                                               4,268.64  3,326,187.64     4,268.64 3,326,187.64
         Servicing Fee (2.0%)                                                    106,716.08  3,321,919.00   106,716.08         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)    33,583.21  3,215,202.92    33,583.21         0.00
         Unpaid Standby Fee from prior Collection Periods                              0.00  3,181,619.71         0.00
         Unpaid Servicing Fee from prior Collection Periods                            0.00  3,181,619.71         0.00
(ii)     Transition Expenses to Standby Servicer                                       0.00  3,181,619.71         0.00
(iii)    Trustee Fee                                                                 800.37  3,181,619.71       800.37
         Trustee's out-of-pocket expenses                                              0.00  3,180,819.34         0.00
         Unpaid Trustee Fee from prior Collection Periods                              0.00  3,180,819.34         0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods         0.00  3,180,819.34         0.00
(iv)     Collateral Agent Fee                                                        800.37  3,180,819.34       800.37
         Collateral Agent Expenses                                                     0.00  3,180,018.97         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                    0.00  3,180,018.97         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                0.00  3,180,018.97         0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                   319,347.87  3,180,018.97   319,347.87
         Prior Month(s) Class A Carryover Shortfall                                    0.00  2,860,671.10         0.00
         Class A Interest Carryover Shortfall                                          0.00  2,860,671.10         0.00
         Interest on Interest Carryover from Prior Months                              0.00  2,860,671.10         0.00
         Current Month Class A Interest Carryover Shortfall                            0.00  2,860,671.10         0.00
         Class A Interest Distributable Amount                                   319,347.87  2,860,671.10   319,347.87
(viii)(A)Class B Coupon Interest - Unadjusted                                     27,079.21  2,541,323.23    27,079.21
         Class B Interest Carryover Shortfall - Previous Month(s)                      0.00  2,514,244.02         0.00
         Interest on B Interest Shortfall - Previous Month(s)                          0.00  2,514,244.02         0.00
         Interest on Interest Carryover from Prior Months                              0.00  2,514,244.02         0.00
         Current Month Class B Interest Shortfall                                      0.00  2,514,244.02         0.00
         Adjusted Class B Interest Distributable Amount                           27,079.21  2,514,244.02    27,079.21
(v) (B)  Class A Principal Distributable Amount - Current Month                2,741,620.10  2,487,164.81 2,487,164.81   584,567.54
         Class A Principal Carryover Shortfall - Previous Month(s)                     0.00          0.00         0.00
         Current Month Class A Principal Shortfall                                     0.00          0.00         0.00
         Withdrawl from Spread Account to Cover Shortfall                              0.00
         Class A Principal Distribution Amount                                 2,741,620.10          0.00         0.00         0.00
(vi)     Certificate Insurer Premium                                              16,941.91          0.00         0.00
         Certificate Insurer Premium Supplement                                        0.00          0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                        0.00          0.00         0.00
(vii)    Transition Expenses to successor Servicer                                     0.00          0.00         0.00
         Class B Principal Distributable Amount - Current Month Unadjusted       144,295.79          0.00         0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                     0.00          0.00         0.00
         Current Month Class B Principal Shortfall                               (69,265.91)         0.00   (69,265.91)
         Adjusted Class B Principal Distributable Amount                          75,029.89     69,265.91    69,265.91
         Excess Interest Amount for Deposit in Spread Account                          0.00          0.00         0.00
                                                                                                     0.00         0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               60,828,165.36
                    Class A Principal Distributions                                                     2,741,620.10
           Class A End of Period Principal Balance                                                     58,086,545.26

           Class B Beginning of Period Principal Balance                                                3,201,482.41
                    Class B Principal Distributable Amount                                                 75,029.89
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,126,452.52
                    Withdrawl from Spread Account to Cover B Shortfalls                                    69,265.91
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,057,186.61

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,326,187.64
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   465,516.54
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,860,671.10

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,860,671.10
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    27,079.21
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,833,591.89

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,833,591.89
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,741,620.10
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                          91,971.79

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     91,971.79
     (vi)  Certificate Insurer Premium                                                                     16,941.91
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim  Amount                                          NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      75,029.89

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                      75,029.89
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        144,295.79
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                 (69,265.91)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                       (69,265.91)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                     0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,099,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 5,099,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   71,710,918.19
                    Delinquency Ratio                                                                          7.11%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.11%
                           Delinquency Ratio for second preceding Determination Date                           7.31%
                           Delinquency Ratio for third preceding Determination Date                            8.12%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.51%      7.51%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 9,243,211.78
                                  Current Period Defaulted Receivables                                    591,986.89
                                                                                                  -------------------
                                  Total                                                                 9,835,198.67

                                  Cumulative Defaulted Receivables                                      9,835,198.67
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                  10.59%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,218,368.58

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (562,986.42)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  655,382.16
                                  Cumulative Previous Net Losses                                        5,618,241.06
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 6,273,623.22
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  6.76%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     41.16
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      6,121,299.78
                           15% of Outstanding Certificate Balance                                                      9,181,949.67
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     --------------
                    Cap Amount                                                                          6,121,299.78

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,785,734.33
                           Outstanding Certificate Balance                                                            61,212,997.79
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     --------------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               6,121,299.78
           Beginning of Period Spread Account Balance                                                   6,405,472.26
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                         (1,704.32)
           Required addition to/(eligible withdrawal from) Spread Account                                (282,468.16)
           Earnings on Spread Account Balance                                                              27,478.43
           Amount of Spread Account deposit (withdrawal)                                                 (309,946.59)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                             69,265.91
           Net Spread Account Withdrawl to Seller                                                        (240,680.68)
           Ending Spread Account Balance                                                                6,121,299.78



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                   CONSUMER PORTFOLIO SERVICES, INC.

          By:
                   -------------------------------------------------------

          Name:                        James L. Stock
                   -------------------------------------------------------
          Title:                       Vice President
                   -------------------------------------------------------


   Current month excess servicing fee                           #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates
                                     REVISED

Distribution Date                                                       4/15/98
Collection Period                                                          3/98

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,658,192.68

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $403,369.82

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $3,254,822.86

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $37.63

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.15

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $33.48

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $209,099.09

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $37,792.62

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $171,306.47

           (j)      Scheduled Payments due in such Collection Period                                   $2,468,465.26

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,638,572.66

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $77,789,277.35

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $74,508,767.65

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9578283

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $166,961.09

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,185.95

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.72

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $27,410.04

           (b)      Distributions (to) from Collection Account                                             $8,173.41
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $350.22

           (d)      Ending Payahead Account Balance                                                       $35,933.67

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,450,876.76
                           Spread Account Balance                                                      $7,450,876.76

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($341,786.47)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $20,604.79

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $960,340.54

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                196
                           Aggregate Gross Amount                                                      $2,539,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                267
                           Aggregate Gross Amount                                                      $3,574,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.02%

           (b)      Average Delinquency Ratio                                                                  7.73%

           (c)      Cumulative Default Ratio                                                                   9.56%

           (d)      Cumulative Net Loss Ratio                                                                  5.57%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         4,011,463.90
     Lock Box NSF Items:                                                                                 (101,251.93)
     Transfers from (to) Payahead Account:                                                                 (8,173.41)
     Collection Account Interest                                                                           13,979.93
     Payahead Account Interest                                                                                350.22
     Total Collection Proceeds:                                                                         3,916,368.71
     For Distribution Date:                                                                                  4/15/98
     For Determination Date:                                                                                  4/8/98
     For Collection Period:                                                                                     3/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 77,789,277.35
                                  Principal portion of payments collected (non-prepayments)                            1,240,071.85
                                  Prepayments in full allocable to principal                                             692,803.00
                           Collections allocable to principal                                           1,932,874.85
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    532,913.94
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     2,465,788.79

                    Realized Losses                                                                       960,340.54
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    74,363,148.02

           Interest
                           Collections allocable to interest                                            1,398,500.81
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       52,079.11
                                                                                                  -------------------
                    Total Interest                                                                      1,450,579.92

     Certificate Information
           Beginning of Period Class A Principal Balance                                               73,899,813.48
           Beginning of Period Class B Principal Balance                                                3,889,463.87

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,792,663.23
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           37,312.29
           Aggregate Payahead Balance                                                                      35,583.45
           Aggregate Payahead Balance for preceding Distribution Date                                      27,410.04
           Interest Earned on Payahead Balances                                                               350.22
           Scheduled Payments due in Collection Period                                                  2,468,465.26
           Scheduled Payments collected in Collection Period                                            2,638,572.66
           Aggregate Amount of Realized Losses for preceding Distribution Date                            960,340.54

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                   Aggregate Gross
                                                                   Amount
                                           # of Receivables    of Receivables
                                           ----------------    --------------
           31 - 59 days delinquent                 196        2,539,000.00
           60+ days delinquent                     267        3,574,000.00

     Purchased Receivables                                        Aggregate
                                                                Purchase Amt
                                           # of Receivables    of Receivables
                                           ----------------    --------------
                                                     0                0.00

     Information for Portfolio Performance Tests
           PrincipalBalance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          6,113,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables     during  the  related  Collection
                    Period.                                                                             1,155,836.09

           Delinquency Ratio for second preceding Determination Date                                           7.86%
           Delinquency Ratio for third preceding Determination Date                                            8.31%

           Cumulative Defaults for preceding Determination Date                                         8,626,538.16

           Cumulative Net Losses for preceding Determination Date                                       4,789,405.99

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,331,375.66
                           Liquidation Proceeds                                                           532,913.94
                           Recoveries                                                                      52,079.11
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,916,368.71

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,240,071.85
                           Prepayments in full allocable to principal                                     692,803.00
                           Principal Balance of Liquidated Receivables                                  1,493,254.48
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      3,426,129.33

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      3,426,129.33
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        3,254,822.86
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              3,254,822.86

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          73,899,813.48
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 403,369.82

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      3,426,129.33
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                171,306.47

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,889,463.87
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         37,792.62

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,916,368.71
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,658,192.68
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                37,792.62
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                171,306.47
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     972.37
                    Standby Servicer distributions                                                          5,185.95
                    Servicer distributions                                                                166,961.09
                    Collateral Agent distributions                                                            972.37
                    Reimbursement Obligations                                                              20,604.79
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                    Use       Source     act distributed   Source
                                                                                    ---       ------     ---------------   ------
(i)      Standby Fee                                                             5,185.95   3,916,368.71      5,185.95 3,916,368.71
         Servicing Fee (2.0%)                                                  129,648.80   3,911,182.76    129,648.80         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)  37,312.29   3,781,533.96     37,312.29         0.00
         Unpaid Standby Fee from prior Collection Periods                            0.00   3,744,221.67          0.00
         Unpaid Servicing Fee from prior Collection Periods                          0.00   3,744,221.67          0.00
(ii)     Transition Expenses to Standby Servicer                                     0.00   3,744,221.67          0.00
(iii)    Trustee Fee                                                               972.37   3,744,221.67        972.37
         Trustee's out-of-pocket expenses                                            0.00   3,743,249.30          0.00
         Unpaid Trustee Fee from prior Collection Periods                            0.00   3,743,249.30          0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods       0.00   3,743,249.30          0.00
(iv)     Collateral Agent Fee                                                      972.37   3,743,249.30        972.37
         Collateral Agent Expenses                                                   0.00   3,742,276.93          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                  0.00   3,742,276.93          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods              0.00   3,742,276.93          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                 403,369.82   3,742,276.93    403,369.82
         Prior Month(s) Class A Carryover Shortfall                                  0.00   3,338,907.11          0.00
         Class A Interest Carryover Shortfall                                        0.00   3,338,907.11          0.00
         Interest on Interest Carryover from Prior Months                            0.00   3,338,907.11          0.00
         Current Month Class A Interest Carryover Shortfall                          0.00   3,338,907.11          0.00
         Class A Interest Distributable Amount                                 403,369.82   3,338,907.11    403,369.82
(viii)(A)Class B Coupon Interest - Unadjusted                                   37,792.62   2,935,537.29     37,792.62
         Class B Interest Carryover Shortfall - Previous Month(s)                    0.00   2,897,744.67          0.00
         Interest on B Interest Shortfall - Previous Month(s)                        0.00   2,897,744.67          0.00
         Interest on Interest Carryover from Prior Months                            0.00   2,897,744.67          0.00
         Current Month Class B Interest Shortfall                                    0.00   2,897,744.67          0.00
         Adjusted Class B Interest Distributable Amount                         37,792.62   2,897,744.67     37,792.62
(v) (B)  Class A Principal Distributable Amount - Current Month              3,254,822.86   2,859,952.05  2,859,952.05   661,545.85
         Class A Principal Carryover Shortfall - Previous Month(s)                   0.00           0.00          0.00
         Current Month Class A Principal Shortfall                                   0.00           0.00          0.00
         Withdrawl from Spread Account to Cover Shortfall                            0.00
         Class A Principal Distribution Amount                               3,254,822.86           0.00          0.00         0.00
(vi)     Certificate Insurer Premium                                            20,604.79           0.00          0.00
         Certificate Insurer Premium Supplement                                      0.00           0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                      0.00           0.00          0.00
(vii)    Transition Expenses to successor Servicer                                   0.00           0.00          0.00
         Class B Principal Distributable Amount - Current Month Unadjusted     171,306.47           0.00          0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                   0.00           0.00          0.00
         Current Month Class B Principal Shortfall                            (145,619.63)          0.00   (145,619.63)
         Adjusted Class B Principal Distributable Amount                        25,686.84     145,619.63     25,686.84
         Excess Interest Amount for Deposit in Spread Account                        0.00     119,932.79          0.00
                                                                                              119,932.79    119,932.79


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               73,899,813.48
                    Class A Principal Distributions                                                     3,254,822.86
           Class A End of Period Principal Balance                                                     70,644,990.62

           Class B Beginning of Period Principal Balance                                                3,889,463.87
                    Class B Principal Distributable Amount                                                 25,686.84
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,863,777.03
                    Withdrawl from Spread Account to Cover B Shortfalls                                   145,619.63
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,718,157.40

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,916,368.71
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   577,461.60
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,338,907.11

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   3,338,907.11
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    37,792.62
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,301,114.49

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  3,301,114.49
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 3,254,822.86
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                           46,291.63

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     46,291.63
     (vi)  Certificate Insurer Premium                                                                     20,604.79
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      25,686.84

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                      25,686.84
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        171,306.47
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (145,619.63)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (145,619.63)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,113,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 6,113,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   87,139,912.83
                    Delinquency Ratio                                                                          7.02%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.02%
                           Delinquency Ratio for second preceding Determination Date                           7.86%
                           Delinquency Ratio for third preceding Determination Date                            8.31%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.73%       7.73%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 8,626,538.16
                                  Current Period Defaulted Receivables                                  1,155,836.09
                                                                                                  -------------------
                                  Total                                                                 9,782,374.25

                                  Cumulative Defaulted Receivables                                      9,782,374.25
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                   9.56%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,493,254.48

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (584,993.05)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  908,261.43
                                  Cumulative Previous Net Losses                                        4,789,405.99
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 5,697,667.42
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  5.57%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     44.05
           Weighted Average Annual Percentage Rate                                                            20.57%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      7,450,876.76
                           15% of Outstanding Certificate Balance                                                     11,176,315.15
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     --------------
                    Cap Amount                                                                          7,450,876.76

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,069,810.29
                           Outstanding Certificate Balance                                                            74,508,767.65
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     --------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               7,450,876.76
           Beginning of Period Spread Account Balance                                                   7,792,663.23
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                         (1,612.59)
           Required addition to/(eligible withdrawal from) Spread Account                                (340,173.88)
           Earnings on Spread Account Balance                                                              33,172.16
           Amount of Spread Account deposit (withdrawal)                                                 (373,346.04)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            145,619.63
           Net Spread Account Withdrawl to Seller                                                        (227,726.41)
           Ending Spread Account Balance                                                                7,450,876.76



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.


                       CONSUMER PORTFOLIO SERVICES, INC.

              By:
                       -------------------------------------------------------

              Name:                        James L. Stock
                       -------------------------------------------------------
              Title:                       Vice President
                       -------------------------------------------------------

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates
                                     REVISED

Distribution Date                                                       4/15/98
Collection Period                                                          3/98

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $4,009,992.13

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $524,052.34

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $3,485,939.79

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $35.36

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.62

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $30.74

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $230,919.34

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $47,448.82

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $183,470.52

           (j)      Scheduled Payments due in such Collection Period                                   $3,050,250.94

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $3,198,830.68

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $99,542,985.17

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $95,873,574.86

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9631374

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $205,312.47

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $6,636.20

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.81

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $28,995.75

           (b)      Distributions (to) from Collection Account                                             $5,254.95
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $166.32

           (d)      Ending Payahead Account Balance                                                       $34,417.02

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,628,621.74
                           Spread Account Balance                                                      $8,628,621.74

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($330,908.76)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $26,564.97

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $975,601.19

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                210
                           Aggregate Gross Amount                                                      $2,732,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                320
                           Aggregate Gross Amount                                                      $4,352,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.37%

           (b)      Average Delinquency Ratio                                                                  7.36%

           (c)      Cumulative Default Ratio                                                                   6.74%

           (d)      Cumulative Net Loss Ratio                                                                  3.16%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         4,572,197.58
     Lock Box NSF Items:                                                                                  (77,640.57)
     Transfers from (to) Payahead Account:                                                                 (5,254.95)
     Collection Account Interest                                                                           16,492.94
     Payahead Account Interest                                                                                166.32
     Total Collection Proceeds:                                                                         4,505,961.32
     For Distribution Date:                                                                                  4/15/98
     For Determination Date:                                                                                  4/8/98
     For Collection Period:                                                                                     3/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 99,542,985.17
                                  Principal portion of payments collected (non-prepayments)                            1,424,144.77
                                  Prepayments in full allocable to principal                                             744,472.00
                           Collections allocable to principal                                           2,168,616.77
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    525,192.35
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     2,693,809.12

                    Realized Losses                                                                       975,601.19
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    95,873,574.86

           Interest
                           Collections allocable to interest                                            1,774,685.91
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       37,466.29
                                                                                                  -------------------
                    Total Interest                                                                      1,812,152.20

     Certificate Information
           Beginning of Period Class A Principal Balance                                               94,565,835.92
           Beginning of Period Class B Principal Balance                                                4,977,149.25

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   8,959,530.50
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           39,407.49
           Aggregate Payahead Balance                                                                      34,250.70
           Aggregate Payahead Balance for preceding Distribution Date                                      28,995.75
           Interest Earned on Payahead Balances                                                               166.32
           Scheduled Payments due in Collection Period                                                  3,050,250.94
           Scheduled Payments collected in Collection Period                                            3,198,830.68
           Aggregate Amount of Realized Losses for preceding Distribution Date                            975,601.19

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                 Aggregate Gross
                                                                 Amount
                                         # of Receivables    of Receivables
                                         ----------------    --------------
           31 - 59 days delinquent               210        2,732,000.00
           60+ days delinquent                   320        4,352,000.00

     Purchased Receivables                                      Aggregate
                                                              Purchase Amt
                                         # of Receivables    of Receivables
                                         ----------------    --------------
                                                   0                0.00

     Information for Portfolio Performance Tests
           PrincipalBalance of all  Receivables  delinquent more than 30 days as of the close  of business on the last day of the
                    related Collection Period.                                                          7,084,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables  during  the  related  Collection
                    Period.                                                                             1,147,990.98

           Delinquency Ratio for second preceding Determination Date                                           7.36%
           Delinquency Ratio for third preceding Determination Date                                            8.34%

           Cumulative Defaults for preceding Determination Date                                         6,895,210.44

           Cumulative Net Losses for preceding Determination Date                                       2,832,087.30

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,943,302.68
                           Liquidation Proceeds                                                           525,192.35
                           Recoveries                                                                      37,466.29
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    4,505,961.32

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,424,144.77
                           Prepayments in full allocable to principal                                     744,472.00
                           Principal Balance of Liquidated Receivables                                  1,500,793.54
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      3,669,410.31

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      3,669,410.31
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        3,485,939.79
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              3,485,939.79

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          94,565,835.92
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 524,052.34

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      3,669,410.31
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                183,470.52

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,977,149.25
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         47,448.82

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           4,505,961.32
                    minus
                    Class A Principal and Interest Distributable Amount                                 4,009,992.13
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                47,448.82
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                183,470.52
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,244.29
                    Standby Servicer distributions                                                          6,636.20
                    Servicer distributions                                                                205,312.47
                    Collateral Agent distributions                                                          1,244.29
                    Reimbursement Obligations                                                              26,564.97
                                                                                                  -------------------
                                                                                                           24,047.63

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                      Use      Source      act distributed  Source
                                                                                      ---      ------      ---------------  ------
(i)      Standby Fee                                                               6,636.20  4,505,961.32     6,636.20 4,505,961.32
         Servicing Fee (2.0%)                                                    165,904.98  4,499,325.12   165,904.98         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)    39,407.49  4,333,420.14    39,407.49         0.00
         Unpaid Standby Fee from prior Collection Periods                              0.00  4,294,012.65         0.00
         Unpaid Servicing Fee from prior Collection Periods                            0.00  4,294,012.65         0.00
(ii)     Transition Expenses to Standby Servicer                                       0.00  4,294,012.65         0.00
(iii)    Trustee Fee                                                               1,244.29  4,294,012.65     1,244.29
         Trustee's out-of-pocket expenses                                              0.00  4,292,768.36         0.00
         Unpaid Trustee Fee from prior Collection Periods                              0.00  4,292,768.36         0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods         0.00  4,292,768.36         0.00
(iv)     Collateral Agent Fee                                                      1,244.29  4,292,768.36     1,244.29
         Collateral Agent Expenses                                                     0.00  4,291,524.07         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                    0.00  4,291,524.07         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                0.00  4,291,524.07         0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                   524,052.34  4,291,524.07   524,052.34
         Prior Month(s) Class A Carryover Shortfall                                    0.00  3,767,471.73         0.00
         Class A Interest Carryover Shortfall                                          0.00  3,767,471.73         0.00
         Interest on Interest Carryover from Prior Months                              0.00  3,767,471.73         0.00
         Current Month Class A Interest Carryover Shortfall                            0.00  3,767,471.73         0.00
         Class A Interest Distributable Amount                                   524,052.34  3,767,471.73   524,052.34
(viii) (AClass B Coupon Interest - Unadjusted                                     47,448.82  3,243,419.39    47,448.82
         Class B Interest Carryover Shortfall - Previous Month(s)                      0.00  3,195,970.57         0.00
         Interest on B Interest Shortfall - Previous Month(s)                          0.00  3,195,970.57         0.00
         Interest on Interest Carryover from Prior Months                              0.00  3,195,970.57         0.00
         Current Month Class B Interest Shortfall                                      0.00  3,195,970.57         0.00
         Adjusted Class B Interest Distributable Amount                           47,448.82  3,195,970.57    47,448.82
(v) (B)  Class A Principal Distributable Amount - Current Month                3,485,939.79  3,148,521.75 3,148,521.75 1,020,021.53
         Class A Principal Carryover Shortfall - Previous Month(s)                     0.00          0.00         0.00
         Current Month Class A Principal Shortfall                                     0.00          0.00         0.00
         Withdrawl from Spread Account to Cover Shortfall                              0.00
         Class A Principal Distribution Amount                                 3,485,939.79          0.00         0.00         0.00
(vi)     Certificate Insurer Premium                                              26,564.97          0.00         0.00
         Certificate Insurer Premium Supplement                                        0.00          0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                        0.00          0.00         0.00
(vii)    Transition Expenses to successor Servicer                                     0.00          0.00         0.00
         Class B Principal Distributable Amount - Current Month Unadjusted       183,470.52          0.00         0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                     0.00          0.00         0.00
         Current Month Class B Principal Shortfall                                     0.00          0.00         0.00
         Adjusted Class B Principal Distributable Amount                         183,470.52          0.00         0.00
         Excess Interest (Shortage) Amount for Deposit to
           (withdrawl from) Spread Account                                        24,047.63          0.00         0.00
                                                                                                     0.00         0.00


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               94,565,835.92
                    Class A Principal Distributions                                                     3,485,939.79
           Class A End of Period Principal Balance                                                     91,079,896.13

           Class B Beginning of Period Principal Balance                                                4,977,149.25
                    Class B Principal Distributable Amount                                                183,470.52
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,793,678.73
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,793,678.73

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          4,505,961.32
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   738,489.59
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,767,471.73

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   3,767,471.73
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    47,448.82
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,720,022.91

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  3,720,022.91
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 3,485,939.79
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         234,083.12

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    234,083.12
     (vi)  Certificate Insurer Premium                                                                     26,564.97
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     207,518.15

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     207,518.15
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        183,470.52
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                 24,047.63
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                               24,047.63
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              7,084,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 7,084,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  111,246,266.34
                    Delinquency Ratio                                                                          6.37%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.37%
                           Delinquency Ratio for second preceding Determination Date                           7.36%
                           Delinquency Ratio for third preceding Determination Date                            8.34%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.36%        7.36%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 6,895,210.44
                                  Current Period Defaulted Receivables                                  1,147,990.98
                                                                                                  -------------------
                                  Total                                                                 8,043,201.42

                                  Cumulative Defaulted Receivables                                      8,043,201.42
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   6.74%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,500,793.54

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (562,658.64)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  938,134.90
                                  Cumulative Previous Net Losses                                        2,832,087.30
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 3,770,222.20
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  3.16%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     46.57
           Weighted Average Annual Percentage Rate                                                            20.52%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                       8,628,621.74
                           15% of Outstanding Certificate Balance                                                     14,381,036.23
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     --------------
                    Cap Amount                                                                          8,628,621.74

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,580,860.93
                           Outstanding Certificate Balance                                                            95,873,574.86
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     --------------
                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                               8,628,621.74
           Beginning of Period Spread Account Balance                                                   8,959,530.50
           Spread Account Deposit (Withdrawal) from Current Distributions                                  24,047.63
           Transfer (to) from Cross-Collateralized Spread Accounts                                         (2,763.72)
           Required addition to/(eligible withdrawal from) Spread Account                                (352,192.67)
           Earnings on Spread Account Balance                                                              38,094.59
           Amount of Spread Account deposit (withdrawal)                                                 (390,287.26)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                        (390,287.26)
           Ending Spread Account Balance                                                                8,628,621.74



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                  CONSUMER PORTFOLIO SERVICES, INC.

         By:
                  -------------------------------------------------------

         Name:                        James L. Stock
                  -------------------------------------------------------
         Title:                       Vice President
                  -------------------------------------------------------

                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-3
                       6.10% Asset-Backed Notes, Class A-1
                       6.38% Asset-Backed Notes, Class A-2
                       10.65% Asset-Backed Notes, Class B
                        10.65% Asset-Backed Certificates
                                     REVISED

Distribution Date                                                       4/15/98
Collection Period                                                          3/98

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $4,584,965.44

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $295,360.91

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $4,289,604.53

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $56.72

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $3.65

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $53.07

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                   $130,258.84

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $29,807.09

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $100,451.75

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $130,258.84

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                         $29,807.09

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                    $100,451.75

          (s)      Scheduled Payments due in such Collection Period                                     $3,986,860.84

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                    $4,132,051.21

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $134,341,821.28

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $122,631,528.97

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $118,740,274.52

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8838668

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                        $3,258,093.77

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0242523

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $267,009.03

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $6,717.09

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.30

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.08

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    1
                          Aggregate Purchase Amount                                                        $15,388.41

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

          (f)      The amount of the Certificate  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                     $0.00

          (g)      The amount of the Certificate  Principal  Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $3,403,754.78
                          Spread Account Balance                                                        $3,403,754.78

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 ($834,064.18)

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $33,866.97

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $846,879.20

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  284
                          Aggregate Gross Amount                                                        $3,789,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  409
                          Aggregate Gross Amount                                                        $5,810,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            6.41%

          (b)      Average Delinquency Ratio                                                                    6.97%

          (c)      Cumulative Default Ratio                                                                     4.33%

          (d)      Cumulative Net Loss Ratio                                                                    1.42%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          5,595,542.14
     Lock Box NSF Items:                                                                                  (132,277.04)
     Total Collection Proceeds:                                                                          5,463,265.10
     For Distribution Date:                                                                                   4/15/98
     For Determination Date:                                                                                   4/8/98
     For Collection Period:                                                                                      3/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                  134,341,821.28
          Beginning Principal Balance of Subsequent Receivables Transfered                                       0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                        134,341,821.28
                                 Principal portion of payments collected (non-prepayments)                             1,861,874.32
                                 Prepayments in full allocable to principal                                              753,934.00
                          Collections allocable to principal                                             2,615,808.32
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      539,994.23
                          Purchase Amounts allocable to principal                                           15,388.41
                                                                                               -----------------------
                   Total Principal                                                                       3,171,190.96

                   Realized Losses                                                                         846,879.20
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                     130,323,751.12

          Prefunding
                   Original Amount in Prefunding Account                                                27,084,817.00
                   Subsequent Loans Sold to the Trust                                                   27,084,817.00
                   Balance of Prefunding Account                                                                 0.00



          Interest
                          Collections allocable to interest                                              2,270,176.89
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                         21,897.25
                                                                                               -----------------------
                   Total Interest                                                                        2,292,074.14

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               58,103,785.28
          Beginning of Period Class A-2 Principal Balance                                               61,668,000.00
          Beginning of Period Class B Principal Balance                                                  3,358,545.52
          Beginning of Period Certificate Balance                                                        3,358,545.52

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     4,237,818.96
          Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             43,105.99
          Scheduled Payments due in Collection Period                                                    3,986,860.84
          Scheduled Payments collected in Collection Period                                              4,132,051.21
          Aggregate Amount of Realized Losses for preceding Distribution Date                              846,879.20

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                       0.00
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00


     Delinquency Information                                 Aggregate Gross
                                                                  Amount
                                       # of Receivables       of Receivables
                                       ----------------       --------------
          31 - 59 days delinquent               284         3,789,000.00
          60+ days delinquent                   409         5,810,000.00

     Purchased Receivables                                      Aggregate
                                                               Purchase Amt
                                       # of Receivables       of Receivables
                                       ----------------       --------------
                                                  1            15,388.41

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                            9,599,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                      15,388.41
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables
                    during the related Collection Period.                                                1,398,721.94

          Delinquency Ratio for second preceding Determination Date                                             6.78%
          Delinquency Ratio for third preceding Determination Date                                              7.73%

          Cumulative Defaults for preceding Determination Date                                           5,098,262.58

          Cumulative Net Losses for preceding Determination Date                                         1,302,218.53

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Requisite Reserve Amount
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.4781%
          minus 2.5%                                                                                            2.50%
                                                                                               -----------------------
                                                                                                              3.9781%
          divided by 360                                                                                      0.0111%
          times the prefunded amount                                                                             0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                               23.00
                                                                                               -----------------------
          Requisite Reserve Amount                                                                               0.00
          Amount in Interest Reserve Account                                                                     0.00
          Excess in Interest Reserve Account                                                                     0.00

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               4,885,985.21
                          Liquidation Proceeds                                                             539,994.23
                          Recoveries                                                                        21,897.25
                          Purchase Amounts                                                                  15,388.41
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Excess released from Prefunding Account                                                0.00
                          Investment earnings from Note Distribution Account                                   437.61
                          Investment earnings from Prefunding Account                                            0.00
                          Investment earnings from Interest Reserve Account                                    297.00
                          Investment earnings from Collection Account                                       19,118.29
                                                                                               -----------------------
          Total Distribution Amount                                                                      5,483,118.00

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,861,874.32
                          Prepayments in full allocable to principal                                       753,934.00
                          Principal Balance of Liquidated Receivables                                    1,386,873.43
                          Purchase Amounts allocable to principal                                           15,388.41
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        4,018,070.16

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                    130,323,751.12
                                                                                               -----------------------
                                                                                                                      -------------
                                                                                                       117,291,376.01        97.93%
                                                                                                                      -------------
                                                                                                                   Current Target %
          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 Yes
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    48.8%
                                                                                               -----------------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        4,018,070.16
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                               -----------------------
                                                                                                         3,656,443.85
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                3,656,443.85

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   58,103,785.28
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   295,360.91

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                        4,018,070.16
                   Times Class B Percentage                                                                      2.5%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                  100,451.75

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                        4,018,070.16
                   Times Certificate Percentage                                                                  2.5%
                                                                                               -----------------------
                   Certificate Principal Distributable Amount                                              100,451.75


          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                    3,358,545.52
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class B Coupon Interest Amount                                                           29,807.09

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             3,358,545.52
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Certificateholders' Interest Amount                                                      29,807.09


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                       Use        Source     act distributed Source
                                                                                       ---        ------     --------------- ------
(i)      Standby Fee                                                                6,717.09   5,483,118.00      6,717.09 5,483,118
         Servicing Fee (2.0%)                                                     223,903.04   5,476,400.91    223,903.04      0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)     43,105.99   5,252,497.87     43,105.99      0.00
         Unpaid Standby Fee from prior Collection Periods                               0.00   5,209,391.88          0.00
         Unpaid Servicing Fee from prior Collection Periods                             0.00   5,209,391.88          0.00
(ii)     Transition Expenses to Standby Servicer                                        0.00   5,209,391.88          0.00
(iii)    Indenture Trustee Fee                                                      1,119.52   5,209,391.88      1,119.52
         Indenture Trustee's out-of-pocket expenses                                     0.00   5,208,272.36          0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                     0.00   5,208,272.36          0.00
         Unpaid Indenture Trustee's out-of-pocket exp.
           - prior Collection Periods                                                   0.00   5,208,272.36          0.00
         Owner Trustee Fee                                                              0.00   5,208,272.36          0.00
         Owner Trustee's out-of-pocket expenses                                         0.00   5,208,272.36          0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                         0.00   5,208,272.36          0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods            0.00   5,208,272.36          0.00
(iv)     Collateral Agent Fee                                                       1,054.07   5,208,272.36      1,054.07
         Collateral Agent Expenses                                                      0.00   5,207,218.29          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                     0.00   5,207,218.29          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                 0.00   5,207,218.29          0.00
(v) (A)  Class A-1 Interest Distributable Amount - Current Month                  295,360.91
         Prior Month(s) Class A-1 Interest Carryover Shortfall                          0.00
         Class A-1 Interest Carryover Shortfall                                         0.00
         Interest on Interest Carryover from Prior Months                               0.00
         Current Month Class A-1 Interest Carryover Shortfall                           0.00
         Class A-1 Interest Distributable Amount                                  295,360.91   5,207,218.29    295,360.91
     (B) Class A-2 Interest Distributable Amount - Current Month                  327,868.20
         Prior Month(s) Class A-2 Interest Carryover Shortfall                          0.00
         Class A-2 Interest Carryover Shortfall                                         0.00
         Interest on Interest Carryover from Prior Months                               0.00
         Current Month Class A-2 Interest Carryover Shortfall                           0.00
         Class A-2 Interest Distributable Amount                                  327,868.20   4,911,857.38    327,868.20
(vi) (A) Class B Note Interest - Unadjusted                                        29,807.09
         Class B Note Interest Carryover Shortfall - Previous Month(s)                  0.00
         Interest on B Interest Shortfall - Previous Month(s)                           0.00
         Interest on B Interest Carryover from Prior Months                             0.00
         Current Month Class B Interest Shortfall                                       0.00
         Adjusted Class B Note Interest Distributable Amount                       29,807.09   4,583,989.18     29,807.09
     (B) Certificate Interest - Unadjusted                                         29,807.09
         Certificate Interest Carryover Shortfall - Previous Month(s)                   0.00
         Interest on Certificate Interest Shortfall - Previous Month(s)                 0.00
         Interest on Certificate Interest Carryover from Prior Months                   0.00
         Current Month Certificate Interest Shortfall                                   0.00
         Adjusted Certificate Interest Distributable Amount                        29,807.09   4,554,182.09     29,807.09
(vii)    Class A Principal Distributable Amount - Current Month                 3,656,443.85
         Class A Principal Carryover Shortfall - Previous Month(s)                      0.00
         Current Month Class A Principal Shortfall                                      0.00
         Withdrawl from Spread Account to Cover Shortfall                               0.00
         Class A Principal Distribution Amount to Class A-1                     3,656,443.85   4,524,375.00  3,656,443.85      0.00
         Class A Principal Distribution Amount to Class A-2                             0.00     867,931.15          0.00      0.00
(viii)   Note Insurer Premium                                                      33,866.97     867,931.15     33,866.97
         Note Insurer Premium Supplement                                                0.00     834,064.18          0.00
         Other Reimbursement Obligations to Note Insurer                                0.00     834,064.18          0.00
(ix)     Transition Expenses to successor Servicer                                      0.00     834,064.18          0.00
(x)      Class B Principal Distributable Amount - Current Month Unadjusted        100,451.75
         Class B Principal Carryover Shortfall - Previous Month(s)                      0.00
         Current Month Class B Principal Shortfall                                      0.00
         Adjusted Class B Principal Distributable Amount                          100,451.75     834,064.18    100,451.75
         Certificate Principal Distributable Amount - Current Month Unadjusted    100,451.75
         Certificate Principal Carryover Shortfall - Previous Month(s)                  0.00
         Current Month Certificate Principal Shortfall                                  0.00
         Adjusted Certificate Principal Distributable Amount                      100,451.75     733,612.43    100,451.75
(xi)     Until the Target Payment Date, remaining amount to Class A Noteholders   633,160.68     633,160.68    633,160.68
         Amount to Class A-1 Noteholders                                          633,160.68           0.00          0.00
         Amount to Class A-2 Noteholders                                                0.00
(xii)    After an Event of Default, Certificateholders' Int. Dist. Amount               0.00
(xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount              0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                 0.00



     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                58,103,785.28
                   Class A-1 Principal Distributions                                                     3,656,443.85
          Class A-1 End of Period Principal Amount (prior to turbo)                                     54,447,341.43
                   Additional Principal Distribution                                                       633,160.68
          Class A-1 End of Period Principal Amount                                                      53,814,180.75

          Class A-2 Beginning of Period Principal Amount                                                61,668,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     61,668,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      61,668,000.00

          Class B Beginning of Period Principal Amount                                                   3,358,545.52
                   Class B Principal Distributable Amount                                                  100,451.75
          Class B End of Period Principal Amount BEFORE Spread Account Distributions                     3,258,093.77
                   Withdrawl from Spread Account to Cover B Shortfalls                                           0.00
          Class B End of Period Principal Amount AFTER Spread Account Distributions                      3,258,093.77

          Certificate Beginning of Period Principal Amount                                               3,358,545.52
                   Certificate Principal Distributable Amount                                              100,451.75
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 3,258,093.77
                   Withdrawl from Spread Account to Cover Certificate Shortfalls                                 0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  3,258,093.77

Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                9,599,000.00
                                 Purchased receivables more than 30 days delinquent                         15,388.41
                                                                                               -----------------------
                                 Total                                                                   9,614,388.41

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    150,067,185.97
                   Delinquency Ratio                                                                            6.41%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.41%
                          Delinquency Ratio for second preceding Determination Date                             6.78%
                          Delinquency Ratio for third preceding Determination Date                              7.73%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    6.97%        6.97%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   5,098,262.58
                                 Current Period Defaulted Receivables                                    1,398,721.94
                                                                                               -----------------------
                                 Total                                                                   6,496,984.52

                                 Cumulative Defaulted Receivables                                        6,496,984.52
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Default Ratio                                                                     4.33%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                         1,386,873.43

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (561,891.48)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    824,981.95
                                 Cumulative Previous Net Losses                                          1,302,218.53
                                                                                               -----------------------
                                 Cumulative Net Losses                                                   2,127,200.48
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Net Loss Ratio                                                                    1.42%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       49.19
          Weighted Average Annual Percentage Rate                                                              20.41%
     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                  130,323,751.12
                          minus the Securities Balance                                                 121,998,368.29
                                                                                               -----------------------
                                                                                                         8,325,382.83
                          divided by the Aggregate Principal Balance                                            6.39%

          Floor OC Percent
                   Aggregate Principal Balance                                                         130,323,751.12
                   minus the Securities Balance                                                        121,998,368.29
                                                                                               -----------------------
                                                                                                         8,325,382.83
                   divided by the initial Aggregate Principal Balance                                  150,000,000.00
                                                                                               -----------------------
                                                                                                                5.55%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                     121,998,368.29
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           122,915,183.00
                                 (II)  balance of all Subsequent Receivables                                          27,084,817.00
                                                                                                               ---------------------
                                                                                                                       3,000,000.00
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent
                                 0.00% (II) initial Aggregate  Principal Balance
                                 150,000,000.00
                                                                                                                    ---------------
                                                                                                                               0.00
                   Floor Amount                                                                          3,000,000.00

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      3,000,000.00
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 2.61%
                                 if a Trigger Event, 15% minus the OC Percent                                                 8.61%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.61%
                                 if an Insurance Agreement Event of Default, unlimited                                      999.00%
                                                                                                                2.61%
                                 times the Aggregate Principal Balance                                 130,323,751.12
                                                                                               -----------------------
                                                                                                         3,403,754.78
                          Requisite Amount                                                               3,403,754.78

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

          Required Spread Account Amount                                                                 3,403,754.78
          Beginning of Period Spread Account Balance                                                     4,237,818.96
          Additional Deposit for Subsequent Receivables Transfer                                                 0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                           (6,007.34)
          Required addition to/(eligible withdrawal from) Spread Account                                  (828,056.84)
          Earnings on Spread Account Balance                                                                20,287.53
          Amount of Spread Account deposit (withdrawal)                                                   (848,344.37)
          Amount of Withdrawl Allocated to B Piece Shortfalls                                                    0.00
          Net Spread Account Withdrawl to Seller                                                          (848,344.37)
          Ending Spread Account Balance                                                                  3,403,754.78



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                     CONSUMER PORTFOLIO SERVICES, INC.

            By:
                     -----------------------------------------------------

            Name:                       James L. Stock
                     -----------------------------------------------------
            Title:                      Vice President
                     -----------------------------------------------------

                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-4
                       6.07% Asset-Backed Notes, Class A-1
                       6.30% Asset-Backed Notes, Class A-2
                        10.59% Asset-Backed Certificates
                                     REVISED
Distribution Date                                                       4/15/98
Collection Period                                                          3/98

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $3,082,884.56

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $219,982.66

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,862,901.90

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $56.82

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.05

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $52.76

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $162,882.54

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $43,688.44

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $119,194.10

          (p)      Scheduled Payments due in such Collection Period                                     $2,879,688.52

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,992,948.27

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $99,010,631.09

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $92,363,407.42

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $86,933,855.87

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8780255

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,831,337.47

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0487961

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $189,950.81

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,950.53

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.50

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.09

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    1
                          Aggregate Purchase Amount                                                        $16,265.94

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $4,433,065.67
                          Spread Account Balance                                                        $3,790,368.79

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $15,414.40

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $25,530.19

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $371,197.29

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  204
                          Aggregate Gross Amount                                                        $2,839,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  242
                          Aggregate Gross Amount                                                        $3,503,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.74%

          (b)      Average Delinquency Ratio                                                                    5.44%

          (c)      Cumulative Default Ratio                                                                     1.88%

          (d)      Cumulative Net Loss Ratio                                                                    0.53%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-4
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,796,695.05
     Lock Box NSF Items:                                                                                   (99,351.39)
     Total Collection Proceeds:                                                                          3,697,343.66
     For Distribution Date:                                                                                   4/15/98
     For Determination Date:                                                                                   4/8/98
     For Collection Period:                                                                                      3/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   99,010,631.09
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         99,010,631.09
                                 Principal portion of payments collected (non-prepayments)                             1,318,239.74
                                 Prepayments in full allocable to principal                                              400,039.00
                          Collections allocable to principal                                             1,718,278.74
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      278,139.95
                          Purchase Amounts allocable to principal                                           16,265.94
                                                                                               -----------------------
                   Total Principal                                                                       2,012,684.63

                   Realized Losses                                                                         371,197.29
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      96,626,749.17


          Interest
                          Collections allocable to interest                                             $1,674,708.53
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                          9,950.50
                                                                                               -----------------------
                   Total Interest                                                                       $1,684,659.03

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               43,489,159.17
          Beginning of Period Class A-2 Principal Balance                                               46,307,598.60
          Beginning of Period Certificate Principal Balance                                              4,950,531.57 94,747,289.34

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,774,954.39
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            24,933.09
          Scheduled Payments due in Collection Period                                                    2,879,688.52
          Scheduled Payments collected in Collection Period                                              2,992,948.27
          Aggregate Amount of Realized Losses for preceding Distribution Date                              371,197.29

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                       0.00
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00


     Delinquency Information                               Aggregate Gross
                                                           Amount
                                       # of Receivables    of Receivables
                                       ----------------    --------------
          31 - 59 days delinquent              204         2,839,000.00
          60+ days delinquent                  242         3,503,000.00

     Purchased Receivables                                 Aggregate
                                                           Purchase Amt
                                       # of Receivables    of Receivables
                                      ---------    --------------
                                                 1            16,265.94

     Information for Portfolio Performance Tests
          PrincipalBalance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                            6,342,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                      16,265.94
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          PrincipalBalance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                   740,226.53

          Delinquency Ratio for second preceding Determination Date                                             5.73%
          Delinquency Ratio for third preceding Determination Date                                              4.86%

          Cumulative Defaults for preceding Determination Date                                           1,244,757.47

          Cumulative Net Losses for preceding Determination Date                                           196,296.78

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               3,392,987.27
                          Liquidation Proceeds                                                             278,139.95
                          Recoveries                                                                         9,950.50
                          Purchase Amounts                                                                  16,265.94
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       13,584.51
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,710,928.17

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,318,239.74
                          Prepayments in full allocable to principal                                       400,039.00
                          Principal Balance of Liquidated Receivables                                      649,337.24
                          Purchase Amounts allocable to principal                                           16,265.94
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        2,383,881.92

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     96,626,749.17
                                                                                               -----------------------
                                                                                                        86,964,074.25

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    48.9%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        2,383,881.92
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         2,264,687.82
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                2,264,687.82

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   43,489,159.17
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   219,982.66

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        2,383,881.92
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                  119,194.10

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,950,531.57
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       43,688.44

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                    Use        Source     act distributed   Source
                                                                                    ---        ------     ---------------   ------
(i)      Standby Fee                                                             4,950.53   3,710,928.17      4,950.53 3,710,928.17
         Servicing Fee (2.0%)                                                  165,017.72   3,705,977.64    165,017.72          0.00
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.) 24,933.09   3,540,959.92     24,933.09          0.00
         Unpaid Standby Fee from prior Collection Periods                            0.00   3,516,026.83          0.00
         Unpaid Servicing Fee from prior Collection Periods                          0.00   3,516,026.83          0.00
(ii)     Transition Expenses to Standby Servicer                                     0.00   3,516,026.83          0.00
(iii)    Indenture Trustee Fee                                                     825.09   3,516,026.83        825.09
         Indenture Trustee's out-of-pocket expenses                                  0.00   3,515,201.74          0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                  0.00   3,515,201.74          0.00
         Unpaid Indenture Trustee's out-of-pocket exp.
            - prior Collection Periods                                               0.00   3,515,201.74          0.00
         Owner Trustee Fee                                                           0.00   3,515,201.74          0.00
         Owner Trustee's out-of-pocket expenses                                      0.00   3,515,201.74          0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                      0.00   3,515,201.74          0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods         0.00   3,515,201.74          0.00
(iv)     Collateral Agent Fee                                                      789.56   3,515,201.74        789.56
         Collateral Agent Expenses                                                   0.00   3,514,412.18          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                  0.00   3,514,412.18          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods              0.00   3,514,412.18          0.00
(v) (A)  Class A-1 Interest Distributable Amount - Current Month               219,982.66
         Prior Month(s) Class A-1 Interest Carryover Shortfall                       0.00
         Class A-1 Interest Carryover Shortfall                                      0.00
         Interest on Interest Carryover from Prior Months                            0.00
         Current Month Class A-1 Interest Carryover Shortfall                        0.00
         Class A-1 Interest Distributable Amount                               219,982.66   3,514,412.18    219,982.66
     (B) Class A-2 Interest Distributable Amount - Current Month               243,114.89
         Prior Month(s) Class A-2 Interest Carryover Shortfall                       0.00
         Class A-2 Interest Carryover Shortfall                                      0.00
         Interest on Interest Carryover from Prior Months                            0.00
         Current Month Class A-2 Interest Carryover Shortfall                        0.00
         Class A-2 Interest Distributable Amount                               243,114.89   3,294,429.52    243,114.89
(vi) (A) Certificate Note Interest - Unadjusted                                 43,688.44
         Certificate Note Interest Carryover Shortfall - Previous Month(s)           0.00
         Interest on B Interest Shortfall - Previous Month(s)                        0.00
         Interest on B Interest Carryover from Prior Months                          0.00
         Current Month Certificate Interest Shortfall                                0.00
         Adjusted Certificate Note Interest Distributable Amount                43,688.44   3,051,314.63     43,688.44
(vii)    Class A Principal Distributable Amount - Current Month              2,264,687.82
         Class A Principal Carryover Shortfall - Previous Month(s)                   0.00
         Current Month Class A Principal Shortfall                                   0.00
         Withdrawal from Spread Account to Cover Shortfall                           0.00
         Class A Principal Distribution Amount to Class A-1                  2,264,687.82   3,007,626.19  2,264,687.82          0.00
         Class A Principal Distribution Amount to Class A-2                          0.00     742,938.37          0.00          0.00
(viii)   Note Insurer Premium                                                   25,530.19     742,938.37     25,530.19
         Note Insurer Premium Supplement                                             0.00     717,408.18          0.00
         Other Reimbursement Obligations to Note Insurer                             0.00     717,408.18          0.00
(ix)     Transition Expenses to successor Servicer                                   0.00     717,408.18          0.00
(x)      Certificate Principal Distributable Amount - Current Month Unadjusted 119,194.10
         Certificate Principal Carryover Shortfall - Previous Month(s)               0.00           0.00          0.00
         Current Month Certificate Principal Shortfall                               0.00           0.00          0.00
         Adjusted Certificate Principal Distributable Amount                   119,194.10     717,408.18    119,194.10
(xi)     Until the Target Payment Date, remaining amount
           to Class A Noteholders                                              598,214.08     598,214.08    598,214.08
         Amount to Class A-1 Noteholders                                       598,214.08           0.00          0.00
         Amount to Class A-2 Noteholders                                             0.00           0.00          0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.              0.00   3,710,928.17 Total Disbursements
                                                                                            3,710,928.17 Total Distribution Amt
                                                                                           ==============
                                                                                                    0.00 Shortage (Over)
                                                                                           ==============

     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                43,489,159.17
                   Class A-1 Principal Distributions                                                     2,264,687.82
          Class A-1 End of Period Principal Amount (prior to turbo)                                     41,224,471.35
                   Additional Principal Distribution                                                       598,214.08
          Class A-1 End of Period Principal Amount                                                      40,626,257.27

          Class A-2 Beginning of Period Principal Amount                                                46,307,598.60
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     46,307,598.60
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      46,307,598.60

          Certificate Beginning of Period Principal Amount                                               4,950,531.57
                   Certificate Principal Distributable Amount                                              119,194.10
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,831,337.47
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,831,337.47

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  841,328.97
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                6,342,000.00
                                 Purchased receivables more than 30 days delinquent                         16,265.94
                                                                                               -----------------------
                                 Total                                                                   6,358,265.94

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    110,781,573.55
                   Delinquency Ratio                                                                            5.74%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.74%
                          Delinquency Ratio for second preceding Determination Date                             5.73%
                          Delinquency Ratio for third preceding Determination Date                              4.86%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    5.44%      5.44%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   1,244,757.47
                                 Current Period Defaulted Receivables                                      740,226.53
                                                                                               -----------------------
                                 Total                                                                   1,984,984.00

                                 Cumulative Defaulted Receivables                                        1,984,984.00
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Default Ratio                                                                     1.88%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           649,337.24

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (288,090.45)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    361,246.79
                                 Cumulative Previous Net Losses                                            196,296.78
                                                                                               -----------------------
                                 Cumulative Net Losses                                                     557,543.57
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Net Loss Ratio                                                                    0.53%

Additional Pool Information:
          Weighted Average Original Term                                                                        56.79
          Weighted Average Remaining Term                                                                       51.18
          Weighted Average Annual Percentage Rate                                                              20.32%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   96,626,749.17
                          minus the Securities Balance                                                  92,363,407.42
                                                                                               -----------------------
                                                                                                         4,263,341.75
                          divided by the Aggregate Principal Balance                                            4.41%

          Floor OC Percent
                   Aggregate Principal Balance                                                          96,626,749.17
                   minus the Securities Balance                                                         92,363,407.42
                                                                                               -----------------------
                                                                                                         4,263,341.75
                   divided by the initial Aggregate Principal Balance                                  105,860,630.11
                                                                                               -----------------------
                                                                                                                4.03%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      92,363,407.42
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           105,860,630.11
                                 (II)  balance of all Subsequent Receivables                                                   0.00
                                                                                                                      -------------
                                                                                                                       2,117,212.60
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                           105,860,630.11
                                                                                                                      -------------
                                                                                                                               0.00
                   Floor Amount                                                                          2,117,212.60

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      2,117,212.60
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 4.59%
                                 if a Trigger Event, 15% minus the OC Percent                                                10.59%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       25.59%
                                 if an Insurance Agreement Event of Default, unlimited                                      999.00%
                                                                                                                4.59%
                                 times the Aggregate Principal Balance                                  96,626,749.17
                                                                                               -----------------------
                                                                                                         4,433,065.67
                          Requisite Amount                                                               4,433,065.67

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

          Required Spread Account Amount                                                                 4,433,065.67
          Beginning of Period Spread Account Balance                                                     3,774,954.39
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                   658,111.28
          Earnings on Spread Account Balance                                                                15,414.40
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  3,790,368.79


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                  CONSUMER PORTFOLIO SERVICES, INC.

         By:
                  -----------------------------------------------------

         Name:                       James L. Stock
                  -----------------------------------------------------
         Title:                      Vice President
                  -----------------------------------------------------

                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-5
                       6.26% Asset-Backed Notes, Class A-1
                       6.40% Asset-Backed Notes, Class A-2
                        10.55% Asset-Backed Certificates
                                     REVISED

Distribution Date                                                      4/15/98
Collection Period                                                         3/98

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,779,281.99

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $257,014.98

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,522,267.01

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $49.85

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.61

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $45.24

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $126,510.04

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $40,258.95

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $86,251.09

          (p)      Scheduled Payments due in such Collection Period                                     $2,637,142.84

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,833,647.27

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $91,664,513.43

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $87,297,242.83

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $81,920,780.30

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8937022

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,492,966.23

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0490153

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $170,765.01

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,583.23

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.06

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.08

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    2
                          Aggregate Purchase Amount                                                        $27,412.69

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $5,452,305.45
                          Spread Account Balance                                                        $3,399,673.28

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $13,824.07

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $26,911.39

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                       $88,376.44

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  158
                          Aggregate Gross Amount                                                        $2,141,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  150
                          Aggregate Gross Amount                                                        $2,018,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            4.12%

          (b)      Average Delinquency Ratio                                                                    3.58%

          (c)      Cumulative Default Ratio                                                                     0.70%

          (d)      Cumulative Net Loss Ratio                                                                    0.10%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-5
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,344,895.76
     Lock Box NSF Items:                                                                                   (60,106.29)
     Total Collection Proceeds:                                                                          3,284,789.47
     For Distribution Date:                                                                                   4/15/98
     For Determination Date:                                                                                   4/8/98
     For Collection Period:                                                                                      3/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   91,664,513.43
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         91,664,513.43
                                 Principal portion of payments collected (non-prepayments)                             1,190,080.88
                                 Prepayments in full allocable to principal                                              357,012.00
                          Collections allocable to principal                                             1,547,092.88
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                       62,139.79
                          Purchase Amounts allocable to principal                                           27,412.69
                                                                                               -----------------------
                   Total Principal                                                                       1,636,645.36

                   Realized Losses                                                                          88,376.44
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      89,939,491.63


          Interest
                          Collections allocable to interest                                             $1,643,566.39
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                          4,577.72
                                                                                               -----------------------
                   Total Interest                                                                       $1,648,144.11

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               49,268,047.31
          Beginning of Period Class A-2 Principal Balance                                               35,175,000.00
          Beginning of Period Certificate Principal Balance                                              4,579,217.32 89,022,264.63

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,385,849.21
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            17,990.82
          Scheduled Payments due in Collection Period                                                    2,637,142.84
          Scheduled Payments collected in Collection Period                                              2,833,647.27
          Aggregate Amount of Realized Losses for preceding Distribution Date                               88,376.44

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                       0.00
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00


     Delinquency Information                                   Aggregate Gross
                                                                    Amount
                                           # of Receivables    of Receivables
                                           ----------------    --------------
          31 - 59 days delinquent                   158         2,141,000.00
          60+ days delinquent                       150         2,018,000.00

     Purchased Receivables                                     Aggregate
                                                               Purchase Amt
                                           # of Receivables    of Receivables
                                           ----------------    --------------
                                                      2            27,412.69

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                            4,159,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                      27,412.69
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                   396,052.94

          Delinquency Ratio for second preceding Determination Date                                             3.78%
          Delinquency Ratio for third preceding Determination Date                                              2.84%

          Cumulative Defaults for preceding Determination Date                                             270,534.65

          Cumulative Net Losses for preceding Determination Date                                            12,526.18

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               3,190,659.27
                          Liquidation Proceeds                                                              62,139.79
                          Recoveries                                                                         4,577.72
                          Purchase Amounts                                                                  27,412.69
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       12,367.91
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,297,157.38

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,190,080.88
                          Prepayments in full allocable to principal                                       357,012.00
                          Principal Balance of Liquidated Receivables                                      150,516.23
                          Purchase Amounts allocable to principal                                           27,412.69
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        1,725,021.80

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     89,939,491.63
                                                                                               -----------------------
                                                                                                        80,945,542.47

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    39.5%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        1,725,021.80
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         1,638,770.71
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                1,638,770.71

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   49,268,047.31
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   257,014.98

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        1,725,021.80
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   86,251.09

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,579,217.32
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       40,258.95

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                    Use       Source    act distributed   Source
                                                                                    ---       ------    ---------------   ------
(i)      Standby Fee                                                             4,583.23  3,297,157.38      4,583.23  3,297,157.38
         Servicing Fee (2.0%)                                                  152,774.19  3,292,574.15    152,774.19          0.00
         Additional Servicing Fee Amounts (late fees, prepayment
           charges, etc.)                                                       17,990.82  3,139,799.96     17,990.82          0.00
         Unpaid Standby Fee from prior Collection Periods                            0.00  3,121,809.14          0.00
         Unpaid Servicing Fee from prior Collection Periods                          0.00  3,121,809.14          0.00
(ii)     Transition Expenses to Standby Servicer                                     0.00  3,121,809.14          0.00
(iii)    Indenture Trustee Fee                                                     763.87  3,121,809.14        763.87
         Indenture Trustee's out-of-pocket expenses                                  0.00  3,121,045.27          0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                  0.00  3,121,045.27          0.00
         Unpaid Indenture Trustee's out-of-pocket exp.
            - prior Collection Periods                                               0.00  3,121,045.27          0.00
         Owner Trustee Fee                                                           0.00  3,121,045.27          0.00
         Owner Trustee's out-of-pocket expenses                                      0.00  3,121,045.27          0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                      0.00  3,121,045.27          0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods         0.00  3,121,045.27          0.00
(iv)     Collateral Agent Fee                                                      741.85  3,121,045.27        741.85
         Collateral Agent Expenses                                                   0.00  3,120,303.42          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                  0.00  3,120,303.42          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods              0.00  3,120,303.42          0.00
(v) (A)  Class A-1 Interest Distributable Amount - Current Month               257,014.98
         Prior Month(s) Class A-1 Interest Carryover Shortfall                       0.00
         Class A-1 Interest Carryover Shortfall                                      0.00
         Interest on Interest Carryover from Prior Months                            0.00
         Current Month Class A-1 Interest Carryover Shortfall                        0.00
         Class A-1 Interest Distributable Amount                               257,014.98  3,120,303.42    257,014.98
     (B) Class A-2 Interest Distributable Amount - Current Month               187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                       0.00
         Class A-2 Interest Carryover Shortfall                                      0.00
         Interest on Interest Carryover from Prior Months                            0.00
         Current Month Class A-2 Interest Carryover Shortfall                        0.00
         Class A-2 Interest Distributable Amount                               187,600.00  2,863,288.44    187,600.00
(vi) (A) Certificate Note Interest - Unadjusted                                 40,258.95
         Certificate Note Interest Carryover Shortfall - Previous Month(s)           0.00
         Interest on B Interest Shortfall - Previous Month(s)                        0.00
         Interest on B Interest Carryover from Prior Months                          0.00
         Current Month Certificate Interest Shortfall                                0.00
         Adjusted Certificate Note Interest Distributable Amount                40,258.95  2,675,688.44     40,258.95
(vii)    Class A Principal Distributable Amount - Current Month              1,638,770.71
         Class A Principal Carryover Shortfall - Previous Month(s)                   0.00
         Current Month Class A Principal Shortfall                                   0.00
         Withdrawal from Spread Account to Cover Shortfall                           0.00
         Class A Principal Distribution Amount to Class A-1                  1,638,770.71  2,635,429.49  1,638,770.71          0.00
         Class A Principal Distribution Amount to Class A-2                          0.00    996,658.78          0.00          0.00
(viii)   Note Insurer Premium                                                   26,911.39    996,658.78     26,911.39
         Note Insurer Premium Supplement                                             0.00    969,747.39          0.00
         Other Reimbursement Obligations to Note Insurer                             0.00    969,747.39          0.00
(ix)     Transition Expenses to successor Servicer                                   0.00    969,747.39          0.00
(x)      Certificate Principal Distributable Amount
           - Current Month Unadjusted                                           86,251.09
         Certificate Principal Carryover Shortfall - Previous Month(s)               0.00          0.00          0.00
         Current Month Certificate Principal Shortfall                               0.00          0.00          0.00
         Adjusted Certificate Principal Distributable Amount                    86,251.09    969,747.39     86,251.09
(xi)     Until the Target Payment Date, remaining amount to
            Class A Noteholders                                                883,496.30    883,496.30    883,496.30
         Amount to Class A-1 Noteholders                                       883,496.30          0.00          0.00
         Amount to Class A-2 Noteholders                                             0.00          0.00          0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.              0.00  3,297,157.38 Total Disbursements
                                                                                           3,297,157.38 Total Distribution Amt
                                                                                           =============
                                                                                                   0.00 Shortage (Over)
                                                                                           =============


     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                49,268,047.31
                   Class A-1 Principal Distributions                                                     1,638,770.71
          Class A-1 End of Period Principal Amount (prior to turbo)                                     47,629,276.60
                   Additional Principal Distribution                                                       883,496.30
          Class A-1 End of Period Principal Amount                                                      46,745,780.30

          Class A-2 Beginning of Period Principal Amount                                                35,175,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     35,175,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      35,175,000.00

          Certificate Beginning of Period Principal Amount                                               4,579,217.32
                   Certificate Principal Distributable Amount                                               86,251.09
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,492,966.23
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,492,966.23

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                1,071,096.30
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                4,159,000.00
                                 Purchased receivables more than 30 days delinquent                         27,412.69
                                                                                               -----------------------
                                 Total                                                                   4,186,412.69

                          Aggregate Gross  Principal  Balance as of the close of
                                 101,559,204.20  business on the last day of the
                                 Collection Period.
                   Delinquency Ratio                                                                            4.12%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.12%
                          Delinquency Ratio for second preceding Determination Date                             3.78%
                          Delinquency Ratio for third preceding Determination Date                              2.84%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    3.58%      3.58%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                     270,534.65
                                 Current Period Defaulted Receivables                                      396,052.94
                                                                                               -----------------------
                                 Total                                                                     666,587.59

                                 Cumulative Defaulted Receivables                                          666,587.59
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Default Ratio                                                                     0.70%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           150,516.23

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                  (66,717.51)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                     83,798.72
                                 Cumulative Previous Net Losses                                             12,526.18
                                                                                               -----------------------
                                 Cumulative Net Losses                                                      96,324.90
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Net Loss Ratio                                                                    0.10%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       52.36
          Weighted Average Annual Percentage Rate                                                              20.23%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   89,939,491.63
                          minus the Securities Balance                                                  87,297,242.83
                                                                                               -----------------------
                                                                                                         2,642,248.80
                          divided by the Aggregate Principal Balance                                            2.94%

          Floor OC Percent
                   Aggregate Principal Balance                                                          89,939,491.63
                   minus the Securities Balance                                                         87,297,242.83
                                                                                               -----------------------
                                                                                                         2,642,248.80
                   divided by the initial Aggregate Principal Balance                                   95,706,307.00
                                                                                               -----------------------
                                                                                                                2.76%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      87,297,242.83
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                            95,706,307.00
                                 (II)  balance of all Subsequent Receivables                                                   0.00
                                                                                                               ---------------------
                                                                                                                       1,914,126.14
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                            95,706,307.00
                                                                                                                  -----------------
                                                                                                                               0.00
                   Floor Amount                                                                          1,914,126.14

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      1,914,126.14
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                  6.1%
                                 if a Trigger Event, 15% minus the OC Percent                                                 12.1%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                        27.1%
                                 if an Insurance Agreement Event of Default, unlimited                                         999%
                                                                                                                   6%
                                 times the Aggregate Principal Balance                                  89,939,491.63
                                                                                               -----------------------
                                                                                                         5,452,305.45
                          Requisite Amount                                                               5,452,305.45

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

          Required Spread Account Amount                                                                 5,452,305.45
          Beginning of Period Spread Account Balance                                                     3,385,849.21
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                 2,066,456.24
          Earnings on Spread Account Balance                                                                13,824.07
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  3,399,673.28



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                     CONSUMER PORTFOLIO SERVICES, INC.

            By:
                     -----------------------------------------------------

            Name:                       James L. Stock
                     -----------------------------------------------------
            Title:                      Vice President
                     -----------------------------------------------------

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1998-1
                    6.00% Asset-Backed Certificates, Class A
                    10.25% Asset-Backed Certificates, Class B
                                     REVISED

Distribution Date                                                      4/15/98
Collection Period                                                      3/98

     Under the Pooling and Servicing Agreement dated as of March 16, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                                    $3,133,923.01

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                           $888,035.39

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                     $2,245,887.62

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                                 $17.65

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                                   $5.00

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                                  $12.65

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                               $198,049.89

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                            $79,845.28

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                       $118,204.61

           (j)      Scheduled Payments due in such Collection Period                                        $5,261,027.39

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                       $4,339,593.05

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                                   $186,954,818.61

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                     $184,590,726.38

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                             0.9873547

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                          $323,981.00

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                          $3,894.89

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                                    $1.82

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                                    $0.02

           (e)      The amount of any unpaid Servicing Fee                                                          $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                                  $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                       6
                           Aggregate Purchase Amount                                                           $91,758.91

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                        $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                        $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                                         $0.00

           (b)      Distributions (to) from Collection Account                                                 $66,752.00
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                          $116.21

           (d)      Ending Payahead Account Balance                                                            $66,868.21

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                                $24,919,748.06
                           Spread Account Balance                                                          $10,970,996.72

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                   $4,427,578.07

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                     $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                          $59,915.07

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                             $736.31

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                                $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                     143
                           Aggregate Gross Amount                                                           $1,922,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                       2
                           Aggregate Gross Amount                                                              $30,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                               0.98%

           (b)      Average Delinquency Ratio                                                                       0.98%

           (c)      Cumulative Default Ratio                                                                        0.01%

           (d)      Cumulative Net Loss Ratio                                                                       0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                              No

           (f)      Has an Insurance Agreement Event of Default occurred?                                              No
CPS Auto Grantor Trust 1998-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                                    NO
     Deficiency Claim Amount                                                                                         0.00

Inputs
     Gross Collection Proceeds:                                                                              5,089,619.93
     Lock Box NSF Items:                                                                                       (10,485.21)
     Transfers from (to) Payahead Account:                                                                     (66,752.00)
     Collection Account Interest                                                                                 6,753.03
     Payahead Account Interest                                                                                     116.21
     Total Collection Proceeds:                                                                              5,019,251.96
     For Distribution Date:                                                                                       4/15/98
     For Determination Date:                                                                                       4/8/98
     For Collection Period:                                                                                          3/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                     186,954,818.61
                                  Principal portion of payments collected (non-prepayments)                            1,683,697.01
                                  Prepayments in full allocable to principal                                             587,900.00
                           Collections allocable to principal                                                2,271,597.01
                           Partial prepayments relating to various contracts or policies                             0.00
                           Liquidation Proceeds allocable to principal                                               0.00
                           Purchase Amounts allocable to principal                                              91,758.91
                                                                                                      --------------------
                    Total Principal                                                                          2,363,355.92

                    Realized Losses                                                                                736.31
                    Cram Down Losses                                                                                 0.00

           Ending Principal Balance                                                                        184,590,726.38

           Interest
                           Collections allocable to interest                                                 2,655,896.04
                           Liquidation Proceeds allocable to interest                                                0.00
                           Purchase Amounts allocable to interest                                                    0.00
                           Recoveries from Liquidated Receivables from prior periods                                 0.00
                                                                                                      --------------------
                    Total Interest                                                                           2,655,896.04

     Certificate Information
           Beginning of Period Class A Principal Balance                                                   177,607,078.00
           Beginning of Period Class B Principal Balance                                                     9,347,740.61

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                        6,543,418.65
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                                12,389.64
           Aggregate Payahead Balance                                                                           66,752.00
           Aggregate Payahead Balance for preceding Distribution Date                                                0.00
           Interest Earned on Payahead Balances                                                                    116.21
           Scheduled Payments due in Collection Period                                                       5,261,027.39
           Scheduled Payments collected in Collection Period                                                 4,339,593.05
           Aggregate Amount of Realized Losses for preceding Distribution Date                                     736.31

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                      3,000.00
           Collateral Agent's expenses                                                                               0.00
           Transition Expenses to Standby Servicer                                                                   0.00
           Transition Expenses to successor Servicer                                                                 0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                      0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                          0.00
           Unpaid Servicing Fee from prior Collection Periods                                                        0.00
           Unpaid Trustee Fee from prior Collection Periods                                                          0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                     0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                                0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                            0.00

     Delinquency Information                                                                                         ggregate Gross
                                                                                                                          Amount
                                                                                                # of Receivables     of Receivables
           31 - 59 days delinquent                                                                          143        1,922,000.00
           60+ days delinquent                                                                                2           30,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                        Purchase Amt
                                                                                                # of Receivables     of Receivables
                                                                                                              6           91,758.91

     Information for Portfolio Performance Tests
           PrincipalBalance of all  Receivables  delinquent more than 30 days as of the close 1,952,000.00 of business on the last day of the related Collection Period.
           PrincipalBalance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  91,758.91  the close of  business on the last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables 20,049.25 during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                                0.00%
           Delinquency Ratio for third preceding Determination Date                                                 0.00%

           Cumulative Defaults for preceding Determination Date                                                      0.00

           Cumulative Net Losses for preceding Determination Date                                                    0.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                                  N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                                  N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                                  4,927,493.05
                           Liquidation Proceeds                                                                      0.00
                           Recoveries                                                                                0.00
                           Purchase Amounts                                                                     91,758.91
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                        0.00
                           Investment earnings from Collection Account                                               0.00
                           Investment earnings from Payahead Account                                                 0.00
                                                                                                      --------------------
           Total Distribution Amount                                                                         5,019,251.96

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                         1,683,697.01
                           Prepayments in full allocable to principal                                          587,900.00
                           Principal Balance of Liquidated Receivables                                             736.31
                           Purchase Amounts allocable to principal                                              91,758.91
                           Cram Down Losses                                                                          0.00
                                                                                                      --------------------
                    Principal Distributable Amount                                                           2,364,092.23

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                           2,364,092.23
                    Times Class A Percentage (95%)                                                                    95%
                                                                                                      --------------------
                                                                                                             2,245,887.62
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                            0.00
                                                                                                      --------------------
                    Class A Principal Distributable Amount                                                   2,245,887.62

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                              177,607,078.00
                    Multiplied by Certificate Pass-Through Rate                                                     6.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 30/360                         0.0833333
                                                                                                      --------------------
                    Class A Interest Distributable Amount                                                      888,035.39

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                           2,364,092.23
                    Times Class B Percentage (5%)                                                                      5%
                                                                                                      --------------------
                    Class B Principal Distributable Amount                                                     118,204.61

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                                9,347,740.61
                    Multiplied by Certificate Pass-Through Rate                                                    10.25%
                    Multiplied by 30/360, or for the first Distribution Date, by 30/360                         0.0833333
                                                                                                      --------------------
                    Class B Coupon Interest Amount                                                              79,845.28

           Class B Excess Interest Amount
                    Total Distribution Amount                                                                5,019,251.96
                    minus
                    Class A Principal and Interest Distributable Amount                                      3,133,923.01
                    Class A Interest Carrover Shortfall                                                              0.00
                    Class A Principal Carryover Shortfall                                                            0.00
                    Class B Coupon Interest                                                                     79,845.28
                    Class B Interest Carryover Shortfall                                                             0.00
                    Class B Principal Distributable Amount                                                     118,204.61
                    Class B Principal Carryover Shortfall                                                            0.00
                    Trustee distributions                                                                        4,557.96
                    Standby Servicer distributions                                                               3,894.89
                    Servicer distributions                                                                     323,981.00
                    Collateral Agent distributions                                                               1,557.96
                    Reimbursement Obligations                                                                   59,915.07
                                                                                                      --------------------
                                                                                                             1,293,372.18

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                           0.00
                                                                                                      --------------------
                                                                                                                     0.00

Class B Interest Carryover Shortfall from previous period                                                            0.00
Interest on Class B Interest Carryover Shortfall                                                                     0.00
                                                                                                      --------------------
                                                                                                                     0.00

    Interest Carryover on Class B Interest Shortfall                                                                 0.00
    Interest Earned                                                                                                  0.00
                                                                                                      --------------------
                                                                                                                     0.00

Class A Principal Carryover Shortfall from previous period                                                           0.00
                                                                                                      --------------------
                                                                                                                     0.00

Class A Interest Carryover Shortfall from previous period                                                            0.00
Interest on Class A Interest Carryover Shortfall                                                                     0.00
                                                                                                      --------------------
                                                                                                                     0.00

    Interest Carryover on Class A Interest Shortfall                                                                 0.00
    Interest Earned                                                                                                  0.00
                                                                                                      --------------------
                                                                                                                     0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                                  Use       Source       act distributed   Source
                                                                                  ---       ------       ---------------   ------

(i)      Standby Fee                                                            3,894.89  5,019,251.96      3,894.89  5,019,251.96
         Servicing Fee (2.0%)                                                 311,591.36  5,015,357.07    311,591.36          0.00
         Additional Servicing Fee Amounts                                      12,389.64  4,703,765.71     12,389.64          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                           0.00  4,691,376.07          0.00
         Unpaid Servicing Fee from prior Collection Periods                         0.00  4,691,376.07          0.00
(ii)     Transition Expenses to Standby Servicer                                    0.00  4,691,376.07          0.00
(iii)    Trustee Fee                                                            1,557.96  4,691,376.07      1,557.96
         Trustee's out-of-pocket expenses                                       3,000.00  4,689,818.11      3,000.00
         Unpaid Trustee Fee from prior Collection Periods                           0.00  4,686,818.11          0.00
         Unpaid Trustee's out-of-pocket expenses from prior                         0.00  4,686,818.11          0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                   1,557.96  4,686,818.11      1,557.96
         Collateral Agent Expenses                                                  0.00  4,685,260.15          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                 0.00  4,685,260.15          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods             0.00  4,685,260.15          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                888,035.39  4,685,260.15    888,035.39
         Prior Month(s) Class A Carryover Shortfall                                 0.00  3,797,224.76          0.00
         Class A Interest Carryover Shortfall                                       0.00  3,797,224.76          0.00
         Interest on Interest Carryover from Prior Months                           0.00  3,797,224.76          0.00
         Current Month Class A Interest Carryover Shortfall                         0.00  3,797,224.76          0.00
         Class A Interest Distributable Amount                                888,035.39  3,797,224.76    888,035.39
(viii)(A)Class B Coupon Interest - Unadjusted                                  79,845.28  2,909,189.37     79,845.28
         Class B Interest Carryover Shortfall - Previous Month(s)                   0.00  2,829,344.09          0.00
         Interest on B Interest Shortfall - Previous Month(s)                       0.00  2,829,344.09          0.00
         Interest on Interest Carryover from Prior Months                           0.00  2,829,344.09          0.00
         Current Month Class B Interest Shortfall                                   0.00  2,829,344.09          0.00
         Adjusted Class B Interest Distributable Amount                        79,845.28  2,829,344.09     79,845.28
(v) (B)  Class A Principal Distributable Amount - Current Month             2,245,887.62  2,749,498.81  2,245,887.6
         Class A Principal Carryover Shortfall - Previous Month(s)                  0.00    503,611.19          0.00
         Current Month Class A Principal Shortfall                                  0.00    503,611.19          0.00
         Withdrawl from Spread Account to Cover Shortfall                           0.00
         Class A Principal Distribution Amount                              2,245,887.62    503,611.19    503,611.19    527,476.72
(vi)     Certificate Insurer Premium                                           59,915.07          0.00          0.00
         Certificate Insurer Premium Supplement                                     0.00          0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                     0.00          0.00          0.00
(vii)    Transition Expenses to successor Servicer                                  0.00          0.00          0.00
         Class B Principal Distributable Amount - Current Month Unadjusted    118,204.61          0.00          0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                  0.00          0.00          0.00
         Current Month Class B Principal Shortfall                                  0.00          0.00          0.00
         Adjusted Class B Principal Distributable Amount                      118,204.61          0.00          0.00
         Excess Interest (Shortage) Amount for Deposit to (withdrawl from)  1,293,372.18          0.00          0.00
          Spread Account                                                                          0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                        177,607,078.00
                    Class A Principal Distributions                                               2,245,887.62
           Class A End of Period Principal Balance                                              175,361,190.38

           Class B Beginning of Period Principal Balance                                          9,347,740.61
                    Class B Principal Distributable Amount                                          118,204.61
           Class B End of Period Principal Balance BEFORE Spread Account Distributions            9,229,536.00
                    Withdrawl from Spread Account to Cover B Shortfalls                                   0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions             9,229,536.00

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                    5,019,251.96
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A           1,222,027.20
     (iii) Prior month(s) carryover shortfalls                                                            0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                    0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                        NO
           Amount Remaining for Further Distribution/(Deficiency)                                 3,797,224.76

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)              3,797,224.76
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)          79,845.28
     (iii)  Prior  month(s)  carryover shortfalls                                                         0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                               0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                      0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                 3,717,379.48

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A             3,717,379.48
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B          2,245,887.62
     (iii) Prior  month(s)  carryover shortfalls                                                          0.00
           Withdrawl from Spread Account to Cover  Shortfall                                              0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                 NO
           Amount Remaining for Further Distribution/(Deficiency)                                 1,471,491.86

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A            1,471,491.86
     (vi)  Certificate Insurer Premium                                                               59,915.07
     (v)   Certificate Insurer Premium Supplement                                                         0.00
           Deficiency  Amount                                                                             0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                         0.00
            If (i) is less than (ii), there is a Deficiency Claim Amount                                    NO
            Amount  Remaining  for  Further  Distribution/(Deficiency)                            1,411,576.79

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)              1,411,576.79
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                   118,204.61
     (iii) Prior month(s) carryover shortfalls                                                            0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                     NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)        1,293,372.18
           Withdrawl from Spread Account to B PieceCover Shortfalls                                       0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                        1,293,372.18
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                        1,952,000.00
                                  Purchased receivables more than 30 days delinquent                 91,758.91
                                                                                             ------------------
                                  Total                                                           2,043,758.91

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                             209,203,831.41
                    Delinquency Ratio                                                                    0.98%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                          0.98%
                           Delinquency Ratio for second preceding Determination Date                     0.00%
                           Delinquency Ratio for third preceding Determination Date                      0.00%
                                                                                             ------------------
                    Average Delinquency Ratio                                                            0.98%                0.33%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                   0.00
                                  Current Period Defaulted Receivables                               20,049.25
                                                                                             ------------------
                                  Total                                                              20,049.25

                                  Cumulative Defaulted Receivables                                   20,049.25
                                  Original Pool Balance                                         186,954,818.61

                    Cumulative Default Ratio                                                             0.01%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       736.31

                                  Cram Down Losses                                                        0.00
                                  Net Liquidation Proceeds                                                0.00
                                                                                             ------------------
                                  Net Liquidation Losses                                                736.31
                                  Cumulative Previous Net Losses                                          0.00
                                                                                             ------------------
                                  Cumulative Net Losses                                                 736.31
                                  Original Pool Balance                                         186,954,818.61

                    Cumulative Net Loss Ratio                                                            0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                57.10
           Weighted Average Remaining Term                                                               54.98
           Weighted Average Annual Percentage Rate                                                      20.35%
     Spread Account
           Spread Account Cap
                           13.5% of Outstanding Certificate Balance                                                  24,919,748.06
                           18.5% of Outstanding Certificate Balance                                                  34,149,284.38
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                           N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N

                    Cap Amount                                                                    24,919,748.06

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       5,608,644.56
                           Outstanding Certificate Balance                                                           184,590,726.38
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                   5,608,644.56

           Required Spread Account Amount                                                         24,919,748.06
           Beginning of Period Spread Account Balance                                              6,543,418.65
           Spread Account Deposit (Withdrawal) from Current Distributions                          1,293,372.18
           Transfer (to) from Cross-Collateralized Spread Accounts                                         0.00
           Allocations of cash releases from previous pools                                        3,133,020.81
           Required addition to/(eligible withdrawal from) Spread Account                         13,949,936.43
           Earnings on Spread Account Balance                                                          1,185.09
           Amount of Spread Account deposit (withdrawal)                                                   0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                             0.00
           Net Spread Account Withdrawl to Seller                                                          0.00
           Ending Spread Account Balance                                                          10,970,996.72


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                        CONSUMER PORTFOLIO SERVICES, INC.


                        By:
                            Name:   James L. Stock
                            Title:  Vice President